As filed with the Securities and Exchange Commission on April 15, 2021
1933 Act Registration No. 333-193274
1940 Act Registration No. 811-08517
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 12
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 819
Lincoln Life Variable Annuity Account N
(Exact Name of Registrant)
Lincoln Investor Advantage® RIA
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Name of Depositor)
1300 South Clinton Street
Post Office Box 1110
Fort Wayne, Indiana 46801
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (260) 455-2000
Craig T. Beazer, Esquire
The Lincoln National Life Insurance Company
150 North Radnor Chester Road
Radnor, PA 19087
(Name and Address of Agent for Service)
Copy to:
Carolyn E. Augur, Esquire
The Lincoln National Life Insurance Company
350 Church Street
Hartford, Connecticut 06103
Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/X/ on May 1, 2021, pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ / on __________, pursuant to paragraph (a)(1) of Rule 485
Title of Securities being registered:
Interests in a separate account under individual flexible
payment deferred variable annuity contracts.

Lincoln Investor Advantage® RIA
Individual Variable Annuity Contracts
Lincoln Life Variable Annuity Account N
May 1, 2021
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
1-877-534-8255
www.LincolnFinancial.com
This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This contract can be purchased for use as either a nonqualified annuity or qualified retirement annuity under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. IRAs provide tax deferral, whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for purchasing a qualified annuity contract.
The contract is designed to accumulate Contract Value and to provide income over a certain period of time, or for life, subject to certain conditions. The benefits offered under this contract may be a variable or fixed amount, if available, or a combination of both. This contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant. This prospectus is used by both new purchasers and current Contractowners. The state in which your contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your contract. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please check with your financial professional regarding availability.
The minimum initial Purchase Payment for the contract is $10,000. Additional Purchase Payments may be made to the contract, subject to certain restrictions, and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually. We reserve the right to limit, restrict, or suspend Purchase Payments made to the contract upon advance written notice.
Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. If any portion of your Contract Value is in the fixed account, we promise to pay you your principal and a minimum interest rate. We may impose restrictions on the fixed account for the life of your contract or during certain periods.
We offer variable annuity contracts that may offer different investment options, features, and optional benefits. You should carefully consider whether or not this contract is the best product for you.
All Purchase Payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract’s variable options (“Subaccounts”), which, in turn, invest in corresponding underlying funds. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the Subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.
The available funds are listed below:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Oppenheimer V.I. International Growth Fund
Invesco V.I. Balanced-Risk Allocation Fund*
Invesco V.I. Comstock Fund
Invesco V.I. Diversified Dividend Fund
Invesco V.I. Equally-Weighted S&P 500 Fund1, *

Invesco V.I. Equity and Income Fund
Invesco V.I. International Growth Fund
Invesco V.I. Main Street Small Cap Fund®
(formerly Invesco Oppenheimer V.I. Main Street Small Cap Fund®)
AllianceBernstein Variable Products Series Fund
AB VPS Small/Mid Cap Value Portfolio*
ALPS Variable Investment Trust
ALPS/Alerian Energy Infrastructure Portfolio
ALPS/Red Rocks Global Opportunity Portfolio
American Century Variable Portfolios, Inc.:
American Century VP Balanced Fund
American Century VP Large Company Value Fund
American Funds Insurance Series®
American Funds Asset Allocation Fund
American Funds Capital Income Builder®
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
American Funds Mortgage Fund
American Funds New World Fund®
American Funds Washington Mutual Investors Fund
(formerly American Funds Blue Chip Income and Growth Fund)
BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Columbia Funds Variable Insurance Trust
Columbia VP Strategic Income Fund
Columbia Funds Variable Insurance Trust II
Columbia VP Commodity Strategy Fund
Columbia VP Emerging Markets Bond Fund
Delaware VIP® Trust
Delaware VIP® Emerging Markets Series
Delaware VIP® Small Cap Value Series
Deutsche DWS Variable Series II
DWS Alternative Asset Allocation VIP Portfolio*
Eaton Vance Variable Trust
Eaton Vance VT Floating-Rate Income Fund
Fidelity® Variable Insurance Products
Fidelity® VIP Balanced Portfolio
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP FundsManager® 50% Portfolio*
Fidelity® VIP Growth Portfolio
Fidelity® VIP Mid Cap Portfolio
Fidelity® VIP Strategic Income Portfolio
First Trust Variable Insurance Trust
First Trust Capital Strength Portfolio
First Trust Dorsey Wright Tactical Core Portfolio
First Trust International Developed Capital Strength Portfolio
First Trust Multi Income Allocation Portfolio
First Trust/Dow Jones Dividend & Income Allocation Portfolio2
Franklin Templeton Variable Insurance Products Trust
Franklin Allocation VIP Fund
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund*
Franklin Rising Dividends VIP Fund
Franklin Small Cap Value VIP Fund
Franklin Small-Mid Cap Growth VIP Fund
Templeton Foreign VIP Fund
Templeton Global Bond VIP Fund
Goldman Sachs Variable Insurance Trust
Goldman Sachs VIT Government Money Market Fund
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio
Hartford Series Fund, Inc.
Hartford Capital Appreciation HLS Fund*
Ivy Variable Insurance Portfolios
Ivy VIP Asset Strategy Portfolio
Ivy VIP Energy Portfolio
Ivy VIP High Income Portfolio
Ivy VIP Mid Cap Growth Portfolio
Ivy VIP Science and Technology Portfolio
Ivy VIP Small Cap Growth Portfolio
JPMorgan Insurance Trust
JPMorgan Insurance Trust Core Bond Portfolio
JPMorgan Insurance Trust Global Allocation Portfolio
JPMorgan Insurance Trust Income Builder Portfolio*
Legg Mason Partners Variable Equity Trust
ClearBridge Variable Aggressive Growth Portfolio
ClearBridge Variable Large Cap Growth Portfolio
ClearBridge Variable Mid Cap Portfolio
QS Variable Conservative Growth*
Lincoln Variable Insurance Products Trust
LVIP American Balanced Allocation Fund
LVIP American Growth Allocation Fund
LVIP American Preservation Fund
LVIP Baron Growth Opportunities Fund
LVIP BlackRock Advantage Allocation Fund*
LVIP BlackRock Dividend Value Managed Volatility Fund*
LVIP BlackRock Global Real Estate Fund
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Diversified Income Fund
(formerly Delaware VIP® Diversified Income Series)
LVIP Delaware High Yield Fund*
LVIP Delaware Limited-Term Diversified Income Fund*
LVIP Delaware Mid Cap Value Fund*
LVIP Delaware REIT Fund
(formerly Delaware VIP® REIT Series)
LVIP Delaware SMID Cap Core Fund
(formerly Delaware VIP® Smid Cap Core Series)
LVIP Delaware Social Awareness Fund
LVIP Delaware U.S. Growth Fund
(formerly Delaware VIP® U.S. Growth Series)
LVIP Delaware Value Fund
(formerly Delaware VIP® Value Series)
LVIP Delaware Wealth Builder Fund*
LVIP Dimensional International Core Equity Fund
LVIP Dimensional International Equity Managed Volatility Fund*
LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Dimensional U.S. Core Equity 2 Fund

LVIP Dimensional U.S. Equity Managed Volatility Fund*
LVIP Franklin Templeton Global Equity Managed Volatility Fund*
LVIP Franklin Templeton Multi-Asset Opportunities Fund*
LVIP Global Aggressive Growth Allocation Managed Risk Fund*
LVIP Global Growth Allocation Managed Risk Fund*
LVIP Global Income Fund
LVIP Global Moderate Allocation Managed Risk Fund*
LVIP JPMorgan High Yield Fund
LVIP JPMorgan Retirement Income Fund*
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund*
LVIP Loomis Sayles Global Growth Fund
LVIP MFS International Growth Fund
LVIP MFS Value Fund
LVIP Mondrian International Value Fund
LVIP Multi-Manager Global Equity Managed Volatility Fund*
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
LVIP SSGA Conservative Index Allocation Fund
LVIP SSGA Conservative Structured Allocation Fund
LVIP SSGA Developed International 150 Fund
LVIP SSGA Emerging Markets 100 Fund
LVIP SSGA Emerging Markets Equity Index Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund*
LVIP SSGA International Index Fund
LVIP SSGA International Managed Volatility Fund*
LVIP SSGA Large Cap 100 Fund
LVIP SSGA Mid-Cap Index Fund
LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderate Structured Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP SSGA Moderately Aggressive Structured Allocation Fund
LVIP SSGA Nasdaq-100® Index Fund*
LVIP SSGA S&P 500 Index Fund3
LVIP SSGA Short-Term Bond Index Fund
LVIP SSGA Small-Cap Index Fund
LVIP SSGA Small-Mid Cap 200 Fund
LVIP T. Rowe Price Growth Stock Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund*
LVIP Vanguard Bond Allocation Fund
(formerly LVIP Dimensional/Vanguard Total Bond Fund)
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
LVIP Wellington Capital Growth Fund
LVIP Wellington SMID Cap Value Fund
(formerly LVIP Wellington Mid-Cap Value Fund)
LVIP Western Asset Core Bond Fund
Lord Abbett Series Fund, Inc.
Lord Abbett Series Fund Bond Debenture Portfolio
Lord Abbett Series Fund Developing Growth Portfolio
Lord Abbett Series Fund Short Duration Income Portfolio
MFS® Variable Insurance Trust
MFS® VIT Growth Series
MFS® VIT Total Return Series
MFS® VIT Utilities Series
MFS® Variable Insurance Trust II
MFS® VIT II International Intrinsic Value Portfolio
Morgan Stanley Variable Insurance Fund, Inc. (VIF)
Morgan Stanley VIF Global Infrastructure Portfolio
PIMCO Variable Insurance Trust
PIMCO VIT All Asset All Authority Portfolio*
PIMCO VIT All Asset Portfolio*
PIMCO VIT CommodityRealReturn® Strategy Portfolio
PIMCO VIT Dynamic Bond Portfolio
PIMCO VIT Emerging Markets Bond Portfolio
Putnam Variable Trust
Putnam VT George Putnam Balanced Fund
Putnam VT Global Health Care Fund
Putnam VT Income Fund
Putnam VT Large Cap Value Fund
(formerly Putnam VT Equity Income Fund)
Putnam VT Multi-Asset Absolute Return Fund
Rydex Variable Trust
Guggenheim VT Long Short Equity
Guggenheim VT Multi-Hedge Strategies
VanEck VIP Trust
VanEck VIP Global Hard Assets Fund
Virtus Variable Insurance Trust
Virtus Newfleet Multi-Sector Intermediate Bond Series
*Not all funds are available in all contracts. Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.
[1]	Standard & Poor’s®,” “S&P®,” “Standard & Poor’s Equal Weight Index,” “S&P EWI,” “S&P 500®,” “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Invesco V.I. Equally-Weighted S&P 500 Fund. The fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the fund.
[2]	Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademark has been licensed to S&P Dow Jones Indices LLC and has been sublicensed for use for certain purposes by First Trust Advisors L.P. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.
[3]	The Index to which this fund is managed is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensees. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by the licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of such parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in these products, nor do they have any liability for any errors, omissions, or interruptions of the Index.

The funds’ prospectuses and other shareholder reports will be made available on www.lfg.com/VAprospectus. If you wish to receive future shareholder reports in paper, free of charge, please call us at 1-877-534-8255, send an email request to CustServSupportTeam@lfg.com, or contact your financial professional. Your election to receive reports in paper will apply to all funds available under your contract.
This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.
Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-877-534-8255. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

Special Terms
In this prospectus, the following terms have the indicated meanings:
Access Period—Under i4LIFE® Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.
Account or Variable Annuity Account (VAA)—The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.
Account Value—Under i4LIFE® Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE® Advantage is effective (or initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments and withdrawals.
Account Value Death Benefit—Provides a Death Benefit equal to the Contract Value on the Valuation Date the Death Benefit is approved by us for payment.
Accumulation Unit—A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE® Advantage Account Value during the Access Period.
Advisory Fee Withdrawal—Withdrawals from your Contract Value to pay the advisory fees associated with your Fee-Based Financial Plan.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE® Advantage).
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE® Advantage has been elected). Payments may be variable or fixed, or a combination of both.
Annuity Unit—A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date.
Beneficiary—The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.
Contractowner (you, your, owner)—The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.
Contract Value (may be referred to as Account Value in marketing materials)—At any given time before the Annuity Commencement Date, the total value of all Accumulation Units of a contract, plus the value of the fixed side of the contract, if any.
Contract Year—Each 12-month period starting with the effective date of the contract and starting with each contract anniversary after that.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies. As an alternative, the Contractowner may receive a Death Benefit on the death of the Annuitant prior to the Annuity Commencement Date.
Fee-Based Financial Plan—A wrap account, managed account or other investment program whereby an investment firm/professional offers asset allocation and/or investment advice for a fee. Such programs can be offered by broker-dealers, banks and registered investment advisors, trust companies and other firms. Under this arrangement, the Contractowner pays the investment firm/professional directly for services.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to complete the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Large Account Credit—The additional amount credited to the contract if the applicable threshold of value in your Subaccounts is met.
Lifetime Income Period—Under i4LIFE® Advantage, the period of time following the Access Period during which we make Regular Income Payments to you for the rest of your life (and Secondary Life, if applicable). During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.
Periodic Income Commencement Date—The Valuation Date on which the amount of i4LIFE® Advantage Regular Income Payments are determined.
Purchase Payments—Amounts paid into the contract other than Large Account Credits.
Regular Income Payments—The variable, periodic income payments paid under i4LIFE® Advantage.
Secondary Life—Under i4LIFE® Advantage, the person designated by the Contractowner upon whose life the annuity payments will also be contingent.
Subaccount—Each portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.
The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or the fixed account (if available). State premium taxes may also be deducted. The premium tax rates range from zero to 5%.
CONTRACTOWNER TRANSACTION EXPENSES
Accumulation Phase: There are no sales charges, deferred sales charges, or surrender charges associated with this contract.

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE® Advantage rider.
•	Table A reflects the expenses for a contract that has not elected i4LIFE® Advantage (Base contract).
•	Table B reflects the expenses for a contract that has elected i4LIFE® Advantage.

TABLE A
Expenses for a Contract that has not Elected i4LIFE® Advantage (Base contract)
Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts)[1]
Guaranteed Maximum and Current Product Charges:
Account Value Death Benefit
Mortality and Expense Risk Charge	0.30%
Administrative Charge	0.10%
Total Separate Account Expenses	0.40%
[1]	The mortality and expense risk charge is 0.30% and the administrative charge rate is 0.10% for all contracts on and after the Annuity Commencement Date. If your Contract Value had reached the $1 million threshold immediately prior to the Annuity Commencement Date, this charge will be reduced by 0.15%.

TABLE B
Expenses for a Contract that has Elected i4LIFE® Advantage
i4LIFE® Advantage:[1]
Account Value Death Benefit	0.80%
[1]	As an annualized percentage of Account Value, computed daily. This charge is assessed on and after the effective date of i4LIFE® Advantage. This charge continues during the Access Period. The i4LIFE® Advantage charge is 0.80% during the Lifetime Income Period. If your Contract Value had reached the $1 million threshold immediately prior to the beginning of the Lifetime Income Period under i4LIFE® Advantage, this charge will be reduced by 0.15%. See Charges and Other Deductions – i4LIFE® Advantage Charge for further information.

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2020, adjusted to reflect anticipated changes in fees and expenses, or, for new portfolios, are based on estimates for the current fiscal year. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.20%	34.81%
Total Annual Fund Operating Expenses (after contractual waivers/reimbursements*)	0.18%	2.03%
*Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2022. There can be no assurance that fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each fund prospectus, and they may not cover certain expenses such as extraordinary expenses. Certain of these arrangements may provide that amounts previously waived or reimbursed may be recovered in future years. See each fund prospectus for complete information regarding annual operating expenses and any waivers or reimbursements in effect for a particular fund.
The following table shows the expenses charged by each fund for the year ended December 31, 2020:
(as a percentage of each fund’s average net assets):
	Management Fees (before any waivers/ reimburse- ments)	+	12b-1 Fees (before any waivers/ reimburse- ments)	+	Other Expenses (before any waivers/ reimburse- ments)	+	Acquired Fund Fees and Expenses	=	Total Expenses (before any waivers/ reimburse- ments)	Total Contractual waivers/ reimburse- ments (if any)	Total Expenses (after Contractual waivers/ reimburse- ments)
AB VPS Small/Mid Cap Value Portfolio - Class A	0.75%		0.00%		0.08%		0.00%		0.83%	0.00%	0.83%
ALPS/Alerian Energy Infrastructure Portfolio - Class I	0.70%		0.00%		0.34%		0.00%		1.04%	-0.09%	0.95%
ALPS/Red Rocks Global Opportunity Portfolio - Class I	0.90%		0.00%		0.45%		0.93%		2.28%	-0.25%	2.03%
American Century VP Balanced Fund - Class I	0.89%		0.00%		0.01%		0.00%		0.90%	-0.04%	0.86%
American Century VP Large Company Value Fund - Class I	0.90%		0.00%		0.01%		0.00%		0.91%	-0.17%	0.74%
American Funds Asset Allocation Fund - Class 1	0.26%		0.00%		0.04%		0.00%		0.30%	0.00%	0.30%
American Funds Capital Income Builder® - Class 1	0.48%		0.00%		0.05%		0.00%		0.53%	-0.25%	0.28%
American Funds Global Growth Fund - Class 1	0.51%		0.00%		0.05%		0.00%		0.56%	0.00%	0.56%
American Funds Global Small Capitalization Fund - Class 1	0.69%		0.00%		0.05%		0.00%		0.74%	0.00%	0.74%
American Funds Growth Fund - Class 1	0.32%		0.00%		0.04%		0.00%		0.36%	0.00%	0.36%
American Funds Growth-Income Fund - Class 1	0.26%		0.00%		0.04%		0.00%		0.30%	0.00%	0.30%
American Funds International Fund - Class 1	0.49%		0.00%		0.06%		0.00%		0.55%	0.00%	0.55%
American Funds Mortgage Fund - Class 1	0.42%		0.00%		0.06%		0.00%		0.48%	-0.21%	0.27%
American Funds New World Fund® - Class 1	0.70%		0.00%		0.07%		0.00%		0.77%	-0.18%	0.59%
American Funds Washington Mutual Investors Fund - Class 1	0.39%		0.00%		0.04%		0.00%		0.43%	-0.16%	0.27%
BlackRock Global Allocation V.I. Fund - Class I	0.64%		0.00%		0.20%		0.02%		0.86%	-0.10%	0.76%
ClearBridge Variable Aggressive Growth Portfolio - Class I	0.75%		0.00%		0.05%		0.00%		0.80%	0.00%	0.80%
ClearBridge Variable Large Cap Growth Portfolio - Class I	0.70%		0.00%		0.06%		0.00%		0.76%	0.00%	0.76%
ClearBridge Variable Mid Cap Portfolio - Class I	0.75%		0.00%		0.10%		0.00%		0.85%	0.00%	0.85%
Columbia VP Commodity Strategy Fund - Class 1	0.63%		0.00%		0.07%		0.00%		0.70%	0.00%	0.70%
Columbia VP Emerging Markets Bond Fund - Class 1	0.60%		0.00%		0.14%		0.00%		0.74%	0.00%	0.74%
Columbia VP Strategic Income Fund - Class 1	0.60%		0.00%		0.13%		0.00%		0.73%	-0.04%	0.69%
Delaware VIP® Emerging Markets Series - Standard Class	1.24%		0.00%		0.12%		0.00%		1.36%	-0.13%	1.23%
Delaware VIP® Small Cap Value Series - Standard Class	0.72%		0.00%		0.06%		0.00%		0.78%	0.00%	0.78%
DWS Alternative Asset Allocation VIP Portfolio - Class A	0.10%		0.00%		0.13%		0.57%		0.80%	0.00%	0.80%
Eaton Vance VT Floating-Rate Income Fund - ADV Class	0.58%		0.00%		0.37%		0.00%		0.95%	0.00%	0.95%
Fidelity® VIP Balanced Portfolio - Initial Class	0.38%		0.00%		0.10%		0.00%		0.48%	0.00%	0.48%
Fidelity® VIP Contrafund® Portfolio - Initial Class	0.53%		0.00%		0.08%		0.00%		0.61%	0.00%	0.61%
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	0.25%		0.00%		0.00%		0.45%		0.70%	-0.05%	0.65%

	Management Fees (before any waivers/ reimburse- ments)	+	12b-1 Fees (before any waivers/ reimburse- ments)	+	Other Expenses (before any waivers/ reimburse- ments)	+	Acquired Fund Fees and Expenses	=	Total Expenses (before any waivers/ reimburse- ments)	Total Contractual waivers/ reimburse- ments (if any)	Total Expenses (after Contractual waivers/ reimburse- ments)
Fidelity® VIP Growth Portfolio - Initial Class	0.53%		0.00%		0.09%		0.00%		0.62%	0.00%	0.62%
Fidelity® VIP Mid Cap Portfolio - Initial Class	0.53%		0.00%		0.09%		0.00%		0.62%	0.00%	0.62%
Fidelity® VIP Strategic Income Portfolio - Initial Class	0.55%		0.00%		0.12%		0.00%		0.67%	0.00%	0.67%
First Trust Capital Strength Portfolio – Class II	0.50%		0.00%		6.40%		0.00%		6.90%	-6.05%	0.85%
First Trust Dorsey Wright Tactical Core Portfolio – Class II	0.35%		0.00%		33.98%		0.48%		34.81%	-33.76%	1.05%
First Trust International Developed Capital Strength Portfolio – Class II	0.60%		0.00%		20.35%		0.00%		20.95%	-20.00%	0.95%
First Trust Multi Income Allocation Portfolio - Class II	0.60%		0.00%		0.89%		0.27%		1.76%	-0.91%	0.85%
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	0.60%		0.00%		0.36%		0.00%		0.96%	-0.01%	0.95%
Franklin Allocation VIP Fund - Class 1	0.55%		0.00%		0.05%		0.02%		0.62%	-0.05%	0.57%
Franklin Income VIP Fund - Class 1	0.46%		0.00%		0.01%		0.01%		0.48%	-0.01%	0.47%
Franklin Mutual Shares VIP Fund - Class 1	0.68%		0.00%		0.05%		0.00%		0.73%	0.00%	0.73%
Franklin Rising Dividends VIP Fund - Class 1	0.63%		0.00%		0.02%		0.00%		0.65%	0.00%	0.65%
Franklin Small Cap Value VIP Fund - Class 1	0.65%		0.00%		0.03%		0.00%		0.68%	0.00%	0.68%
Franklin Small-Mid Cap Growth VIP Fund - Class 1	0.80%		0.00%		0.05%		0.01%		0.86%	-0.01%	0.85%
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	0.16%		0.00%		0.04%		0.00%		0.20%	-0.02%	0.18%
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	0.15%		0.00%		1.25%		0.80%		2.20%	-1.19%	1.01%
Guggenheim VT Long Short Equity	0.90%		0.00%		0.83%		0.00%		1.73%	0.00%	1.73%
Guggenheim VT Multi-Hedge Strategies	1.18%		0.00%		0.50%		0.23%		1.91%	-0.05%	1.86%
Hartford Capital Appreciation HLS Fund - Class IA	0.64%		0.00%		0.03%		0.00%		0.67%	0.00%	0.67%
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares	0.94%		0.00%		0.21%		0.00%		1.15%	-0.15%	1.00%
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	0.92%		0.00%		0.18%		0.15%		1.25%	-0.45%	0.80%
Invesco V.I. Comstock Fund - Series I Shares	0.57%		0.00%		0.18%		0.01%		0.76%	0.00%	0.76%
Invesco V.I. Diversified Dividend Fund - Series I Shares	0.49%		0.00%		0.21%		0.01%		0.71%	0.00%	0.71%
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	0.12%		0.00%		0.21%		0.00%		0.33%	0.00%	0.33%
Invesco V.I. Equity and Income Fund - Series I Shares	0.38%		0.00%		0.19%		0.01%		0.58%	-0.01%	0.57%
Invesco V.I. International Growth Fund - Series I Shares	0.71%		0.00%		0.20%		0.01%		0.92%	0.00%	0.92%
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	0.70%		0.00%		0.21%		0.00%		0.91%	-0.11%	0.80%
Ivy VIP Asset Strategy Portfolio - Class II	0.70%		0.25%		0.07%		0.00%		1.02%	0.00%	1.02%
Ivy VIP Energy Portfolio - Class II	0.85%		0.25%		0.27%		0.01%		1.38%	0.00%	1.38%
Ivy VIP High Income Portfolio - Class II	0.62%		0.25%		0.07%		0.03%		0.97%	0.00%	0.97%
Ivy VIP Mid Cap Growth Portfolio - Class II	0.85%		0.25%		0.05%		0.00%		1.15%	-0.05%	1.10%
Ivy VIP Science and Technology Portfolio - Class II	0.85%		0.25%		0.06%		0.00%		1.16%	0.00%	1.16%
Ivy VIP Small Cap Growth Portfolio - Class II	0.85%		0.25%		0.07%		0.01%		1.18%	-0.03%	1.15%
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	0.40%		0.00%		0.15%		0.02%		0.57%	0.00%	0.57%
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	0.55%		0.00%		0.43%		0.14%		1.12%	-0.20%	0.92%
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	0.42%		0.00%		0.52%		0.06%		1.00%	-0.35%	0.65%
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	0.47%		0.00%		0.44%		0.00%		0.91%	0.00%	0.91%
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	0.74%		0.00%		0.50%		0.00%		1.24%	-0.20%	1.04%
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	0.35%		0.00%		0.51%		0.00%		0.86%	0.00%	0.86%
LVIP American Balanced Allocation Fund - Standard Class	0.25%		0.00%		0.06%		0.33%		0.64%	-0.05%	0.59%
LVIP American Growth Allocation Fund - Standard Class	0.25%		0.00%		0.06%		0.35%		0.66%	-0.05%	0.61%
LVIP American Preservation Fund - Standard Class	0.25%		0.00%		0.06%		0.29%		0.60%	-0.10%	0.50%
LVIP Baron Growth Opportunities Fund - Standard Class	1.00%		0.00%		0.07%		0.00%		1.07%	-0.14%	0.93%

	Management Fees (before any waivers/ reimburse- ments)	+	12b-1 Fees (before any waivers/ reimburse- ments)	+	Other Expenses (before any waivers/ reimburse- ments)	+	Acquired Fund Fees and Expenses	=	Total Expenses (before any waivers/ reimburse- ments)	Total Contractual waivers/ reimburse- ments (if any)	Total Expenses (after Contractual waivers/ reimburse- ments)
LVIP BlackRock Advantage Allocation Fund - Standard Class	0.65%		0.00%		0.57%		0.01%		1.23%	-0.49%	0.74%
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	0.72%		0.00%		0.08%		0.01%		0.81%	-0.14%	0.67%
LVIP BlackRock Global Real Estate Fund - Standard Class	0.69%		0.00%		0.14%		0.00%		0.83%	-0.02%	0.81%
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	0.42%		0.00%		0.07%		0.00%		0.49%	0.00%	0.49%
LVIP Delaware Bond Fund - Standard Class	0.31%		0.00%		0.06%		0.00%		0.37%	0.00%	0.37%
LVIP Delaware Diversified Floating Rate Fund - Standard Class	0.58%		0.00%		0.08%		0.00%		0.66%	-0.03%	0.63%
LVIP Delaware Diversified Income Fund - Standard Class	0.58%		0.00%		0.08%		0.00%		0.66%	-0.12%	0.54%
LVIP Delaware High Yield Fund - Standard Class	0.65%		0.00%		0.11%		0.00%		0.76%	-0.02%	0.74%
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	0.48%		0.00%		0.07%		0.00%		0.55%	-0.02%	0.53%
LVIP Delaware Mid Cap Value Fund - Standard Class	0.37%		0.00%		0.07%		0.00%		0.44%	0.00%	0.44%
LVIP Delaware REIT Fund - Standard Class	0.75%		0.00%		0.09%		0.00%		0.84%	-0.01%	0.83%
LVIP Delaware SMID Cap Core Fund - Standard Class	0.74%		0.00%		0.09%		0.00%		0.83%	-0.03%	0.80%
LVIP Delaware Social Awareness Fund - Standard Class	0.38%		0.00%		0.07%		0.00%		0.45%	0.00%	0.45%
LVIP Delaware U.S. Growth Fund - Standard Class	0.65%		0.00%		0.08%		0.00%		0.73%	0.00%	0.73%
LVIP Delaware Value Fund - Standard Class	0.63%		0.00%		0.08%		0.00%		0.71%	-0.02%	0.69%
LVIP Delaware Wealth Builder Fund - Standard Class	0.63%		0.00%		0.20%		0.01%		0.84%	-0.12%	0.72%
LVIP Dimensional International Core Equity Fund - Standard Class	0.58%		0.00%		0.15%		0.00%		0.73%	-0.11%	0.62%
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	0.25%		0.00%		0.07%		0.50%		0.82%	-0.05%	0.77%
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	0.34%		0.00%		0.07%		0.00%		0.41%	-0.01%	0.40%
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	0.72%		0.00%		0.07%		0.00%		0.79%	-0.30%	0.49%
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	0.25%		0.00%		0.06%		0.31%		0.62%	-0.01%	0.61%
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	0.64%		0.00%		0.10%		0.01%		0.75%	-0.01%	0.74%
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	0.75%		0.00%		0.24%		0.40%		1.39%	-0.57%	0.82%
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	0.25%		0.00%		0.14%		0.41%		0.80%	-0.06%	0.74%
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	0.25%		0.00%		0.05%		0.42%		0.72%	-0.01%	0.71%
LVIP Global Income Fund - Standard Class	0.65%		0.00%		0.11%		0.01%		0.77%	-0.07%	0.70%
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	0.25%		0.00%		0.05%		0.43%		0.73%	-0.02%	0.71%
LVIP JPMorgan High Yield Fund - Standard Class	0.63%		0.00%		0.09%		0.00%		0.72%	-0.04%	0.68%
LVIP JPMorgan Retirement Income Fund - Standard Class	0.75%		0.00%		0.14%		0.20%		1.09%	-0.37%	0.72%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	0.70%		0.00%		0.09%		0.01%		0.80%	-0.01%	0.79%
LVIP Loomis Sayles Global Growth Fund - Standard Class	0.68%		0.00%		0.09%		0.00%		0.77%	0.00%	0.77%
LVIP MFS International Growth Fund - Standard Class	0.82%		0.00%		0.07%		0.00%		0.89%	-0.10%	0.79%
LVIP MFS Value Fund - Standard Class	0.60%		0.00%		0.07%		0.00%		0.67%	0.00%	0.67%
LVIP Mondrian International Value Fund - Standard Class	0.70%		0.00%		0.08%		0.00%		0.78%	0.00%	0.78%
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	0.25%		0.00%		0.18%		0.58%		1.01%	-0.22%	0.79%
LVIP PIMCO Low Duration Bond Fund - Standard Class	0.50%		0.00%		0.08%		0.00%		0.58%	-0.04%	0.54%
LVIP SSGA Bond Index Fund - Standard Class	0.40%		0.00%		0.07%		0.00%		0.47%	-0.13%	0.34%
LVIP SSGA Conservative Index Allocation Fund - Standard Class	0.15%		0.00%		0.11%		0.31%		0.57%	-0.06%	0.51%
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	0.15%		0.00%		0.09%		0.33%		0.57%	0.00%	0.57%
LVIP SSGA Developed International 150 Fund - Standard Class	0.33%		0.00%		0.08%		0.00%		0.41%	-0.01%	0.40%
LVIP SSGA Emerging Markets 100 Fund - Standard Class	0.34%		0.00%		0.11%		0.00%		0.45%	-0.01%	0.44%

	Management Fees (before any waivers/ reimburse- ments)	+	12b-1 Fees (before any waivers/ reimburse- ments)	+	Other Expenses (before any waivers/ reimburse- ments)	+	Acquired Fund Fees and Expenses	=	Total Expenses (before any waivers/ reimburse- ments)	Total Contractual waivers/ reimburse- ments (if any)	Total Expenses (after Contractual waivers/ reimburse- ments)
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	0.34%		0.00%		0.23%		0.00%		0.57%	-0.07%	0.50%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	0.40%		0.00%		0.06%		0.23%		0.69%	-0.10%	0.59%
LVIP SSGA International Index Fund - Standard Class	0.40%		0.00%		0.10%		0.00%		0.50%	-0.13%	0.37%
LVIP SSGA International Managed Volatility Fund - Standard Class	0.23%		0.00%		0.09%		0.36%		0.68%	-0.07%	0.61%
LVIP SSGA Large Cap 100 Fund - Standard Class	0.31%		0.00%		0.06%		0.00%		0.37%	-0.01%	0.36%
LVIP SSGA Mid-Cap Index Fund - Standard Class	0.27%		0.00%		0.08%		0.00%		0.35%	-0.01%	0.34%
LVIP SSGA Moderate Index Allocation Fund - Standard Class	0.15%		0.00%		0.06%		0.30%		0.51%	0.00%	0.51%
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	0.15%		0.00%		0.06%		0.33%		0.54%	0.00%	0.54%
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	0.15%		0.00%		0.06%		0.30%		0.51%	0.00%	0.51%
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	0.15%		0.00%		0.06%		0.35%		0.56%	0.00%	0.56%
LVIP SSGA Nasdaq-100® Index Fund - Standard Class	0.29%		0.00%		0.17%		0.00%		0.46%	-0.01%	0.45%
LVIP SSGA S&P 500 Index Fund - Standard Class	0.17%		0.00%		0.06%		0.00%		0.23%	0.00%	0.23%
LVIP SSGA Short-Term Bond Index Fund - Standard Class	0.28%		0.00%		0.14%		0.00%		0.42%	-0.06%	0.36%
LVIP SSGA Small-Cap Index Fund - Standard Class	0.32%		0.00%		0.07%		0.00%		0.39%	-0.01%	0.38%
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	0.33%		0.00%		0.08%		0.00%		0.41%	-0.01%	0.40%
LVIP T. Rowe Price Growth Stock Fund - Standard Class	0.63%		0.00%		0.06%		0.00%		0.69%	-0.02%	0.67%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	0.68%		0.00%		0.06%		0.00%		0.74%	-0.01%	0.73%
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	0.25%		0.00%		0.15%		0.48%		0.88%	-0.08%	0.80%
LVIP Vanguard Bond Allocation Fund - Standard Class	0.25%		0.00%		0.06%		0.07%		0.38%	0.00%	0.38%
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	0.25%		0.00%		0.06%		0.06%		0.37%	-0.05%	0.32%
LVIP Vanguard International Equity ETF Fund - Standard Class	0.25%		0.00%		0.07%		0.08%		0.40%	-0.05%	0.35%
LVIP Wellington Capital Growth Fund - Standard Class	0.67%		0.00%		0.07%		0.00%		0.74%	-0.03%	0.71%
LVIP Wellington SMID Cap Value Fund - Standard Class	0.82%		0.00%		0.10%		0.00%		0.92%	-0.09%	0.83%
LVIP Western Asset Core Bond Fund - Standard Class	0.45%		0.00%		0.06%		0.00%		0.51%	0.00%	0.51%
MFS® VIT Growth Series - Initial Class	0.70%		0.00%		0.03%		0.00%		0.73%	0.00%	0.73%
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	0.87%		0.00%		0.05%		0.00%		0.92%	-0.02%	0.90%
MFS® VIT Total Return Series - Initial Class	0.67%		0.00%		0.04%		0.00%		0.71%	-0.10%	0.61%
MFS® VIT Utilities Series - Initial Class	0.74%		0.00%		0.05%		0.00%		0.79%	0.00%	0.79%
Morgan Stanley VIF Global Infrastructure Portfolio - Class I	0.85%		0.00%		0.51%		0.00%		1.36%	-0.49%	0.87%
PIMCO VIT All Asset Portfolio - Institutional Class	0.43%		0.00%		0.00%		0.80%		1.23%	-0.10%	1.13%
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	0.74%		0.00%		0.35%		0.14%		1.23%	-0.14%	1.09%
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	0.85%		0.00%		0.02%		0.00%		0.87%	0.00%	0.87%
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	0.85%		0.00%		0.10%		0.00%		0.95%	0.00%	0.95%
Putnam VT George Putnam Balanced Fund - Class IA	0.52%		0.00%		0.16%		0.00%		0.68%	0.00%	0.68%
Putnam VT Global Health Care Fund - Class IA	0.62%		0.00%		0.15%		0.00%		0.77%	0.00%	0.77%
Putnam VT Income Fund - Class IA	0.39%		0.00%		0.18%		0.00%		0.57%	0.00%	0.57%
Putnam VT Large Cap Value Fund - Class IA	0.47%		0.00%		0.10%		0.00%		0.57%	0.00%	0.57%
Putnam VT Multi-Asset Absolute Return Fund - Class IA	0.72%		0.00%		0.79%		0.04%		1.55%	-0.61%	0.94%
QS Variable Conservative Growth - Class I	0.00%		0.00%		0.14%		0.57%		0.71%	0.00%	0.71%
Templeton Foreign VIP Fund - Class 1	0.81%		0.00%		0.05%		0.02%		0.88%	-0.02%	0.86%
Templeton Global Bond VIP Fund - Class 1	0.46%		0.00%		0.04%		0.04%		0.54%	-0.05%	0.49%

	Management Fees (before any waivers/ reimburse- ments)	+	12b-1 Fees (before any waivers/ reimburse- ments)	+	Other Expenses (before any waivers/ reimburse- ments)	+	Acquired Fund Fees and Expenses	=	Total Expenses (before any waivers/ reimburse- ments)	Total Contractual waivers/ reimburse- ments (if any)	Total Expenses (after Contractual waivers/ reimburse- ments)
VanEck VIP Global Hard Assets Fund - Initial Class Shares	1.00%		0.00%		0.13%		0.00%		1.13%	0.00%	1.13%
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	0.50%		0.00%		0.19%		0.00%		0.69%	0.00%	0.69%
Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“redemption fees”) which are not reflected in the table above. As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.
For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.
EXAMPLES
The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.
The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that i4LIFE® Advantage is in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$3,016	$6,561	$8,269	$9,603
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$3,016	$6,561	$8,269	$9,603
For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
Summary of Common Questions
What kind of contract am I buying? This contract is an individual deferred flexible premium variable annuity contract between you and Lincoln Life. This prospectus primarily describes the variable side of the contract. This contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please contact the Home Office or your financial professional regarding availability.
Who can purchase this contract? This contract may be issued as part of a Fee-Based Financial Plan. A Fee-Based Financial Plan generally refers to a wrap account, managed account or other investment program whereby an investment firm/professional offers asset allocation and/or investment advice for a fee. Such programs can be offered by broker-dealers, banks and registered investment advisors, trust companies and other firms. Under this arrangement, the Contractowner pays the investment firm/professional directly for services.
What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.
What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments to one or more of the Subaccounts, which, in turn, invests in a corresponding underlying fund. Each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account – Description of the Funds. Currently the fixed account is available for dollar cost averaging purposes only.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account – Description of the Funds.
How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you buy Accumulation Units on the variable side of the contract and accumulate additional Contract Value through any investments in the fixed account, if available. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts and the SAI.
What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge. In addition, there is an administrative charge. See Charges and Other Deductions.
We will deduct any applicable premium tax from Purchase Payments or Contract Value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.
See Expense Tables and Charges and Other Deductions for information regarding additional fees and expenses that may be incurred.
The funds’ investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.
Charges may also be imposed during the regular income or Annuity Payout period, including i4LIFE® Advantage, if elected. See The Contracts and Annuity Payouts.
For information about the compensation we pay for sales of contracts, see The Contracts – Distribution of the Contracts.
Am I limited in the amount of Purchase Payments I can make into the contract? You may make Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain restrictions. For Purchase Payments totaling $5 million or more, your financial professional must submit a request to our Home Office for approval. This amount takes into consideration the total Purchase Payments for all existing Lincoln Investor Advantage® contracts for the same Contractowner, joint owner, and/or Annuitant. Upon providing advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
What is the Large Account Credit? The Large Account Credit is a credit you will receive on a quarterly basis when your Contract Value reaches a threshold of $1 million threshold. The amount of the Large Account Credit is calculated as a percentage of the value of the Subaccounts on the quarterly Valuation Date. Large Account Credits are not considered Purchase Payments. The Large Account Credit percentage is currently 0.15% (0.0375% quarterly).
How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of your Accumulation Units to the annuity tables contained in the contract. See the SAI – Annuity Payouts for more information on how Annuity Payouts are calculated. Participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios, which would decrease the amount applied to any payout option and the related payments.
What happens if I die before I annuitize? The Death Benefit may be paid upon the death of either the Contractowner or the Annuitant. Upon the death of the Contractowner, your Beneficiary will receive Death Benefit proceeds. Your Beneficiary has options as to how the Death Benefit is paid. Alternatively, upon the death of the Annuitant the Contractowner may choose to receive a Death Benefit. See The Contracts – Death Benefit.
What happens if I die on or after the Annuity Commencement Date? Once you reach the Annuity Commencement Date, any applicable Death Benefit will terminate.
May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than 12 per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the Subaccounts is less than $2,000). If transferring funds from the fixed account to a Subaccount, you may only transfer up to 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts – Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract.
What is i4LIFE® Advantage? i4LIFE® Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments. During the Access Period, you have access to your Account Value, which means you have a Death Benefit and may surrender the contract or make withdrawals. The charge is imposed only during the i4LIFE® Advantage payout phase.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59½, a 10% Internal Revenue Service (IRS) additional tax may apply. A surrender or a withdrawal also may be subject to 20% withholding. See The Contracts – Surrenders and Withdrawals and Federal Tax Matters.
Can I cancel this contract? Yes, you can cancel the contract within ten days (in some states longer) of the date you first receive the contract. In most states you assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. See Return Privilege.
Condensed Financial Information
Appendix A to this prospectus provides more information about Accumulation Unit values.
Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market Subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.
There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. During periods of low interest rates, the yield of a money market fund may become extremely low and possibly negative. In addition, if the yield of a Subaccount investing in a money market fund becomes negative, due in part to Contract fees and expenses, your Contract Value may decline. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The sponsor of a money market fund has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time. If, under SEC rules, a money market fund suspends payments of redemption proceeds, we will delay payment of any transfer, withdrawal, or benefit from a Subaccount investing in the money market fund until the fund resumes payment. If, under SEC rules, a money market fund institutes a liquidity fee, we may assess the fee against your Contract Value if a payment is made to you from a Subaccount investing in the money market fund.
The money market yield figure and annual performance of the Subaccounts are based on past performance and do not indicate or represent future performance.
The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Contractowners under the contracts.
Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
We issue other types of insurance policies and financial products as well. In addition to any amounts we are obligated to pay in excess of Contract Value under the contracts, we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.
The general account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
Our Financial Condition.  Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.
In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
COVID-19. The health, economic and business conditions precipitated by the worldwide COVID-19 pandemic during 2020 adversely affected, and during 2021 are expected to continue to adversely affect, our earnings as well as our business, results of operations and financial condition. As a result of the pandemic and ensuing conditions, we have experienced and expect to continue to experience higher level of claims, which adversely affect our earnings. We may also experience an increase in activity such as surrenders of policies, missed premium payments or 401(k) hardship withdrawals due to changes in consumer behavior as a result of financial stress. Because the vast majority of our employees continue to work from home, along with many of our vendors and customers, and such conditions may continue well into 2021, our business operations may be adversely impacted, among other things, due to privacy incidents, cybersecurity incidents, technological issues or operational disruptions on the part of our vendors, and we may experience distribution disruptions as we continue to sell our products virtually.
How to Obtain More Information.  We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-877-534-8255. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.
You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the SAI.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts allocated to the VAA.
The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.
Financial Statements
The December 31, 2020 financial statements of the VAA and the December 31, 2020 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-877-534-8255.

Investments of the Variable Annuity Account
You decide the Subaccount(s) to which you allocate Purchase Payments. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.
Investment Advisers
As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.
Certain Payments We Receive with Regard to the Funds
We (and/or our affiliates) incur expenses in promoting, marketing, and administering the contracts and the underlying funds. With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their interests within the funds; processing dividend payments; providing subaccounting services; and forwarding shareholder communications, such as proxies, shareholder reports, tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisors and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.50%, and as of the date of this prospectus, we were receiving payments from most fund families. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.
In addition to the payments described above, several of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.25% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.
Description of the Funds
Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.
We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, the capability and qualification of each sponsoring investment firm, and whether the fund is affiliated with us.
As noted above, a factor we may consider during the initial selection process is whether the fund (or an affiliate, investment adviser or distributor of the fund) being evaluated is an affiliate of ours and whether we are compensated for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, its investment adviser or its distributor.
Some funds pay us significantly more than others and the amount we receive may be substantial. We often receive more revenue from an affiliated fund than one that is not affiliated with us. These factors give us an incentive to select a fund that yields more revenue, and this is often an affiliated fund.
We may also consider the ability of the fund to help manage volatility and our risks associated with the guarantees we provide under the contract and under optional riders.
We review each fund periodically after it is selected. We reserve the right to remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets.
Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria. Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.
Certain funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds, which may have higher expenses than funds that invest directly in debt or equity securities. An adviser affiliated with us manages some of the available funds of funds. Our affiliates may promote the benefits of such funds to Contractowners and/or suggest that Contractowners consider whether allocating some or all of their Contract Value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your contract.
Certain funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These funds usually, but not always, have “Managed Risk” or “Managed Volatility” in the name of the fund. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits, which can limit the contract’s upside participation in the markets. Risk management strategies, in periods of high market volatility, could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. For more information on these funds and their risk management strategies, please see the Investment Requirements section of this prospectus. You should consult with your financial professional to determine which combination of investment choices and Death Benefit purchases (if any) are appropriate for you.
Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco Oppenheimer V.I. International Growth Fund (Series I Shares): Capital appreciation.
•	Invesco V.I. Balanced-Risk Allocation Fund (Series I Shares): To seek total return. This fund is not available in contracts issued on or after May 24, 2021.
•	Invesco V.I. Comstock Fund (Series I Shares): To seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.
•	Invesco V.I. Diversified Dividend Fund (Series I Shares): To seek to provide reasonable current income and long-term growth of income and capital.
•	Invesco V.I. Equally-Weighted S&P 500 Fund (Series I Shares): To seek to achieve a high level of total return on its assets through a combination of capital appreciation and current income.
This fund is not available in contracts issued on or after May 24, 2021.
•	Invesco V.I. Equity and Income Fund (Series I Shares): Both capital appreciation and current income.
•	Invesco V.I. International Growth Fund (Series I Shares): Long-term growth of capital.
•	Invesco V.I. Main Street Small Cap Fund® (Series I Shares): Capital appreciation. (formerly Invesco Oppenheimer V.I. Main Street Small Cap Fund®)
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital. This fund is not available in contracts issued on or after May 24, 2021.
ALPS Variable Investment Trust, advised by ALPS Advisors, Inc.
•	ALPS/Alerian Energy Infrastructure Portfolio (Class I): Seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Energy Infrastructure Index; a master-feeder fund.
•	ALPS/Red Rocks Global Opportunity Portfolio (Class I): Maximize total return.

American Century Variable Portfolios, Inc., advised by American Century Investment Management, Inc.
•	American Century VP Balanced Fund (Class I): Long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.
•	American Century VP Large Company Value Fund (Class I): Long-term capital growth. Income is a secondary objective.
American Funds Insurance Series®, advised by Capital Research and Management Company
•	American Funds Asset Allocation Fund (Class 1): High total return (including income and capital gains) consistent with preservation of capital over the long term.
•	American Funds Capital Income Builder® (Class 1): Seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years.
•	American Funds Global Growth Fund (Class 1): Long-term growth of capital.
•	American Funds Global Small Capitalization Fund (Class 1): Long-term capital growth.
•	American Funds Growth Fund (Class 1): Growth of capital.
•	American Funds Growth-Income Fund (Class 1): Long-term growth of capital and income.
•	American Funds International Fund (Class 1): Long-term growth of capital.
•	American Funds Mortgage Fund (Class 1): To provide current income and preservation of capital.
•	American Funds New World Fund® (Class 1): Long-term capital appreciation.
•	American Funds Washington Mutual Investors Fund (Class 1): To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.
(formerly American Funds Blue Chip Income and Growth Fund)
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	BlackRock Global Allocation V.I. Fund (Class I): High total investment return.
Columbia Funds Variable Insurance Trust, advised by Columbia Management Investment Advisers, LLC
•	Columbia VP Strategic Income Fund (Class 1): Total return, consisting of current income and capital appreciation.
Columbia Funds Variable Insurance Trust II, advised by Columbia Management Investment Advisers, LLC
•	Columbia VP Commodity Strategy Fund (Class 1): Total return.
•	Columbia VP Emerging Markets Bond Fund (Class 1): High total return through current income and, secondarily, through capital appreciation.
Delaware VIP® Trust, advised by Delaware Management Company1
•	Delaware VIP® Emerging Markets Series (Standard Class): Long-term capital appreciation.
•	Delaware VIP® Small Cap Value Series (Standard Class): Capital appreciation.
Deutsche DWS Variable Series II, advised by Deutsche Investment Management Americas, Inc.
•	DWS Alternative Asset Allocation VIP Portfolio (Class A): Capital appreciation; a fund of funds. This fund is not available in contracts issued on or after May 24, 2021.
Eaton Vance Variable Trust, advised by Eaton Vance Management.
•	Eaton Vance VT Floating-Rate Income Fund (ADV Class): To provide a high level of current income.
Fidelity® Variable Insurance Products, advised by Fidelity Management and Research Company
•	Fidelity® VIP Balanced Portfolio (Initial Class): Income and capital growth consistent with reasonable risk; a fund of funds.
•	Fidelity® VIP Contrafund® Portfolio (Initial Class): Long-term capital appreciation.
•	Fidelity® VIP FundsManager® 50% Portfolio (Investor Class): High total return; a fund of funds. This fund is not available in contracts issued on or after May 24, 2021.
•	Fidelity® VIP Growth Portfolio (Initial Class): To achieve capital appreciation.
•	Fidelity® VIP Mid Cap Portfolio (Initial Class): Long-term growth of capital.
•	Fidelity® VIP Strategic Income Portfolio (Initial Class): High level of current income, and may also seek capital appreciation.

First Trust Variable Insurance Trust, advised by First Trust Advisors L.P.
•	First Trust Capital Strength Portfolio (Class II): To provide capital appreciation.
•	First Trust Dorsey Wright Tactical Core Portfolio (Class II): To provide total return.
•	First Trust International Developed Capital Strength Portfolio (Class II): To provide capital appreciation.
•	First Trust Multi Income Allocation Portfolio (Class II): To maximize current income, with a secondary objective of capital appreciation.
•	First Trust/Dow Jones Dividend & Income Allocation Portfolio (Class II): To provide total return by allocating among dividend-paying stocks and investment grade bonds.
Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Allocation VIP Fund, Franklin Income VIP Fund and by Franklin Mutual Advisers, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Allocation VIP Fund (Class 1): Capital appreciation, with income as a secondary goal, by allocating its assets among equity and fixed income investments through a variety of investment strategies.
•	Franklin Income VIP Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 1): Capital appreciation; income is a secondary consideration. This fund is not available in contracts issued on or after May 24, 2021.
•	Franklin Rising Dividends VIP Fund (Class 1): Long-term capital appreciation; preservation of capital is also an important consideration.
•	Franklin Small Cap Value VIP Fund (Class 1): Long-term total return.
•	Franklin Small-Mid Cap Growth VIP Fund (Class 1): Long-term capital growth.
•	Templeton Foreign VIP Fund (Class 1): Long-term capital growth.
•	Templeton Global Bond VIP Fund (Class 1): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
Goldman Sachs Variable Insurance Trust, advised by Goldman Sachs Asset Management, L.P.
•	Goldman Sachs VIT Government Money Market Fund (Institutional Shares): Seeks maximum current income through investment in U.S. short-term debt obligations.
•	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio (Institutional Shares): Long-term growth of capital; a fund of funds.
Hartford Series Fund, Inc., advised by Hartford Funds Management Company, LLC.
•	Hartford Capital Appreciation HLS Fund (Class IA): Growth of capital.
Ivy Variable Insurance Portfolios, advised by Waddell & Reed Investment Management Company.
•	Ivy VIP Asset Strategy Portfolio (Class II): Total return.
•	Ivy VIP Energy Portfolio (Class II): Capital growth and appreciation.
•	Ivy VIP High Income Portfolio (Class II): To seek to provide total return through a combination of high current income and capital appreciation.
•	Ivy VIP Mid Cap Growth Portfolio (Class II): Growth of capital.
•	Ivy VIP Science and Technology Portfolio (Class II): Growth of capital.
•	Ivy VIP Small Cap Growth Portfolio (Class II): Growth of capital.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Core Bond Portfolio (Class 1): To maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.
•	JPMorgan Insurance Trust Global Allocation Portfolio (Class 1): Maximize long-term total return.
•	JPMorgan Insurance Trust Income Builder Portfolio (Class 1): Maximize income while maintaining prospects for capital appreciation.
This fund is not available in contracts issued on or after May 24, 2021.
Legg Mason Partners Variable Equity Trust, advised by Legg Mason Partners Fund Advisor, LLC
•	ClearBridge Variable Aggressive Growth Portfolio (Class I): Capital appreciation.
•	ClearBridge Variable Large Cap Growth Portfolio (Class I): Long-term growth of capital.

•	ClearBridge Variable Mid Cap Portfolio (Class I): Long-term growth of capital.
•	QS Variable Conservative Growth (Class I): Balance of growth of capital and income. This fund is not available in contracts issued on or after May 24, 2021.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP American Balanced Allocation Fund (Standard Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP American Growth Allocation Fund (Standard Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP American Preservation Fund (Standard Class): Current income, consistent with the preservation of capital; a fund of funds.
•	LVIP Baron Growth Opportunities Fund (Standard Class): Capital appreciation.
•	LVIP BlackRock Advantage Allocation Fund (Standard Class): Total return. This fund is not available in contracts issued on or after May 24, 2021.
•	LVIP BlackRock Dividend Value Managed Volatility Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities.
This fund is not available in contracts issued on or after May 24, 2021.
•	LVIP BlackRock Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP Delaware Bond Fund (Standard Class)[1]: Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Standard Class)[1]: Total return.
•	LVIP Delaware Diversified Income Fund (Standard Class)[1]: Maximum long-term total return consistent with reasonable risk. (formerly Delaware VIP® Diversified Income Series)
•	LVIP Delaware High Yield Fund (Standard Class)[1]: Total return and, as a secondary objective, high current income.
This fund will be available on or about May 24, 2021. Consult your financial professional.
•	LVIP Delaware Limited-Term Diversified Income Fund (Standard Class)[1]: Maximum total return, consistent with reasonable risk.
This fund will be available on or about May 24, 2021. Consult your financial professional.
•	LVIP Delaware Mid Cap Value Fund (Standard Class)[1]: To maximize long-term capital appreciation.
•	LVIP Delaware REIT Fund (Standard Class)[1]: Maximum long-term total return, with capital appreciation as a secondary object. (formerly Delaware VIP® REIT Series)
•	LVIP Delaware SMID Cap Core Fund (Standard Class)[1]: Long-term capital appreciation. (formerly Delaware VIP® Smid Cap Core Series)
•	LVIP Delaware Social Awareness Fund (Standard Class)[1]: To maximize long-term capital appreciation.
•	LVIP Delaware U.S. Growth Fund (Standard Class)[1]: Long-term capital appreciation. (formerly Delaware VIP® U.S. Growth Series)
•	LVIP Delaware Value Fund (Standard Class)[1]: Long-term capital appreciation. (formerly Delaware VIP® Value Series)
•	LVIP Delaware Wealth Builder Fund (Standard Class)[1]: To provide a responsible level of income and the potential for capital appreciation.
This fund is not available in contracts issued on or after May 24, 2021.
•	LVIP Dimensional International Core Equity Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional International Equity Managed Volatility Fund (Standard Class): Long-term capital appreciation; a fund of funds.
This fund is not available in contracts issued on or after May 24, 2021.
•	LVIP Dimensional U.S. Core Equity 1 Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Core Equity 2 Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Equity Managed Volatility Fund (Standard Class): Long-term capital appreciation; a fund of funds. This fund is not available in contracts issued on or after May 24, 2021.

•	LVIP Franklin Templeton Global Equity Managed Volatility Fund (Standard Class): Long-term capital growth. This fund is not available in contracts issued on or after May 24, 2021.
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund (Standard Class): Long-term growth of capital. This fund is not available in contracts issued on or after May 24, 2021.
•	LVIP Global Aggressive Growth Allocation Managed Risk Fund (Standard Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
This fund is not available in contracts issued on or after May 24, 2021.
•	LVIP Global Growth Allocation Managed Risk Fund (Standard Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
This fund is not available in contracts issued on or after May 24, 2021.
•	LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Standard Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
This fund is not available in contracts issued on or after May 24, 2021.
•	LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Retirement Income Fund (Standard Class): Current income and some capital appreciation. This fund is not available in contracts issued on or after May 24, 2021.
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (Standard Class): Long-term capital appreciation. This fund is not available in contracts issued on or after May 24, 2021.
•	LVIP Loomis Sayles Global Growth Fund (Standard Class): To provide investment results over a full market cycle that, before fees and expenses, are superior to an index that tracks global equities.
•	LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
•	LVIP MFS Value Fund (Standard Class): Capital appreciation.
•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Standard Class): Long-term growth of capital; a fund of funds. This fund is not available in contracts issued on or after May 24, 2021.
•	LVIP PIMCO Low Duration Bond Fund (Standard Class): To seek a high level of current income consistent with preservation of capital.
•	LVIP SSGA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSGA Conservative Index Allocation Fund (Standard Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Conservative Structured Allocation Fund (Standard Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Emerging Markets Equity Index Fund (Standard Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital.
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Standard Class): Long-term growth of capital; a fund of funds. This fund is not available in contracts issued on or after May 24, 2021.
•	LVIP SSGA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSGA International Managed Volatility Fund (Standard Class): Capital appreciation; a fund of funds.
•	LVIP SSGA Large Cap 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Mid-Cap Index Fund (Standard Class): Seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index that emphasizes stocks of mid-sized U.S. companies.
•	LVIP SSGA Moderate Index Allocation Fund (Standard Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a funds of funds.

•	LVIP SSGA Moderate Structured Allocation Fund (Standard Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Index Allocation Fund (Standard Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund (Standard Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Nasdaq-100 Index Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income.
This fund will be available on or about May 24, 2021. Consult your financial professional.
•	LVIP SSGA S&P 500 Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
•	LVIP SSGA Short-Term Bond Index Fund (Standard Class): to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short-term U.S. corporate bond market.
•	LVIP SSGA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP SSGA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
•	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund (Standard Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
This fund is not available in contracts issued on or after May 24, 2021.
•	LVIP Vanguard Bond Allocation Fund (Standard Class): Total return consistent with the preservation of capital; a fund of funds. (formerly LVIP Dimensional/Vanguard Total Bond Fund)
•	LVIP Vanguard Domestic Equity ETF Fund (Standard Class): Long-term capital appreciation; a fund of funds.
•	LVIP Vanguard International Equity ETF Fund (Standard Class): Long-term capital appreciation; a fund of funds.
•	LVIP Wellington Capital Growth Fund (Standard Class): Capital growth.
•	LVIP Wellington SMID Cap Value Fund (Standard Class): Long-term capital appreciation. (formerly LVIP Wellington Mid-Cap Value Fund)
•	LVIP Western Asset Core Bond Fund (Standard Class): Maximize total return.
Lord Abbett Series Fund, Inc., advised by Lord, Abbett & Co. LLC
•	Lord Abbett Series Fund Bond Debenture Portfolio (Class VC): To seek high current income and the opportunity for capital appreciation to produce a high total return.
•	Lord Abbett Series Fund Developing Growth Portfolio (Class VC): Long-term growth of capital.
•	Lord Abbett Series Fund Short Duration Income Portfolio (Class VC): To seek high level of income consistent with preservation of capital.
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	MFS® VIT Growth Series (Initial Class): Capital appreciation.
•	MFS® VIT Total Return Series (Initial Class): Total return.
•	MFS® VIT Utilities Series (Initial Class): Total return.
MFS® Variable Insurance Trust II, advised by Massachusetts Financial Services Company
•	MFS® VIT II International Intrinsic Value Series (Initial Class): Capital appreciation.
Morgan Stanley Variable Insurance Fund, Inc. (VIF), advised by Morgan Stanley Investment Management, Inc.
•	Morgan Stanley VIF Global Infrastructure Portfolio (Class I): To seek both capital appreciation and current income.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT All Asset All Authority Portfolio (Institutional Class): Maximum real return, consistent with preservation of real capital and prudent investment management; a fund of funds.

•	PIMCO VIT All Asset Portfolio (Institutional Class): Maximize real return, consistent with preservation of real capital and prudent investment management.
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Institutional Class): Maximum real return, consistent with prudent investment management.
•	PIMCO VIT Dynamic Bond Portfolio (Institutional Class): To seek maximum long-term, consistent with preservation of capital and prudent investment management.
•	PIMCO VIT Emerging Markets Bond Portfolio (Institutional Class): To seek maximum total return, consistent with preservation of capital and prudent investment management.
Putnam Variable Trust, advised by Putnam Investment Management, LLC
•	Putnam VT George Putnam Balanced Fund (Class IA): Balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income.
•	Putnam VT Global Health Care Fund (Class IA): Capital appreciation.
•	Putnam VT Income Fund (Class IA): High current income consistent with what the manager believes to be prudent risk.
•	Putnam VT Equity Income Fund (Class IA): Capital growth and current income. (formerly Putnam VT Equity Income Fund)
•	Putnam VT Multi-Asset Absolute Return Fund (Class IA): To seek positive total return.
Rydex Variable Trust, advised by Security Investors, LLC.
•	Guggenheim VT Long Short Equity: Long-term capital appreciation.
•	Guggenheim VT Multi-Hedge Strategies: To seek long-term capital appreciation with less risk than traditional equity funds.
VanEck VIP Trust, advised by Van Eck Associates Corporation.
•	VanEck VIP Global Hard Assets Fund (Initial Class Shares): Long-term capital appreciation by investing primarily in hard asset securities; a fund of funds.
Virtus Variable Insurance Trust, advised by Virtus Investment Advisers, Inc.
•	Virtus Newfleet Multi-Sector Intermediate Bond Series (Class I Shares): Long-term total return.
1	Investments in Delaware VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Macquarie Investment Management Advisers, a series of Macquarie Investments Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the series or funds or accounts, the repayment of capital from the series or funds or account, or any particular rate of return.
Fund Shares
We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first Subaccount and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.
Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.
When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.
The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.

Reinvestment of Dividends and Capital Gain Distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.
Addition, Deletion or Substitution of Investments
We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.
Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. In the event of a substitution, the Contract Value allocated to the existing fund will be allocated to the substitute fund. Any future allocations to the substitute fund will automatically be allocated according to the instructions we have on file for you unless otherwise instructed by you. If we don’t have instructions from you on file, your Purchase Payments will be allocated to the substitute fund.
We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. In the event of a fund closure, any Contract Value you have invested in the closed fund will remain in that fund until you transfer it elsewhere. Any future allocation to the closed fund will be allocated in accordance with the instructions we have on file for you unless you instruct us otherwise.
In addition, a Subaccount may become unavailable due to the liquidation of its underlying fund portfolio. To the extent permitted by applicable law, upon notice to you and unless you otherwise instruct us, we will re-allocate any Contract Value in the liquidated fund to the money market subaccount or a subaccount investing in another underlying fund portfolio designated by us. Any future allocations to the liquidated fund will automatically be allocated according to the instructions we have on file for you unless you instruct us otherwise.
From time to time, certain underlying funds may merge with other funds. If a merger of an underlying fund occurs, the Contract Value allocated to the existing fund will be merged into the surviving underlying fund. Any future allocations to the merged fund will automatically be allocated according to the instructions we have on file for you unless you instruct us otherwise. If we don’t have instructions from you on file, your Purchase Payment will be allocated to the surviving underlying fund.
We may also:
•	remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
•	transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
•	combine the VAA with other separate accounts and/or create new separate accounts;
•	deregister the VAA under the 1940 Act; and
•	operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.
We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.
Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.
Our administrative services include:
•	processing applications for and issuing the contracts;
•	processing purchases and redemptions of fund shares as required (including dollar cost averaging, portfolio rebalancing, and automatic withdrawal services – See Additional Services and the SAI for more information on these programs);
•	maintaining records;
•	administering Annuity Payouts;
•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
•	reconciling and depositing cash receipts;
•	providing contract confirmations;
•	providing toll-free inquiry services; and
•	furnishing telephone and other electronic surrenders, withdrawals and fund transfer services.

The risks we assume include:
•	the risk that Annuitants upon which Annuity Payouts are based live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
•	the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.
Deductions from the VAA
For the base contract, we apply to the average daily net asset value of the Subaccounts a charge which is equal to an annual rate of:
Account Value Death Benefit
Mortality and expense risk charge	0.30%
Administrative charge	0.10%
Total annual charge for each Subaccount	0.40%
Rider Charge
i4LIFE® Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE® Advantage that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE® Advantage becomes effective (or your initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, your Account Value equals the total value of all of the Contractowner’s Accumulation Units plus the Contractowner’s value in the fixed account, and will be reduced by Regular Income Payments, and any withdrawals.
The annual i4LIFE® Advantage charge rate is 0.80% for the i4LIFE® Advantage Account Value Death Benefit. During the Lifetime Income Period, the rate is 0.80%. This rate consists of a mortality and expense risk and administrative charge. These charge rates replace the Separate Account Annual Expenses for the base contract. If i4LIFE® Advantage is elected at issue of the contract, i4LIFE® Advantage and the charge will begin on the Periodic Income Commencement Date which is the Valuation Date on which the Regular Income Payment is determined and the beginning of the Access Period. Refer to the i4LIFE® Advantage section for explanations of the Account Value, the Access Period, the Lifetime Income Period, and the Periodic Income Commencement Date.
Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%.
Other Charges and Deductions
The mortality and expense risk and administrative charge of 0.40% of the value in the VAA will be assessed on all variable Annuity Payouts (except for i4LIFE® Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges. If your Contract Value had reached the $1 million threshold immediately prior to the Annuity Commencement Date, this charge will be reduced by 0.15%.
There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.
Additional Information
The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:

•	the use of mass enrollment procedures,
•	the performance of administrative or sales functions by the employer,
•	the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
•	any other circumstances which reduce distribution or administrative expenses.
The exact amount of charges and fees applicable to a particular contract will be stated in that contract.
The Contracts
Purchase of Contracts
If you wish to purchase a contract, you may submit an application to our Home Office. If you purchase a contract in Florida, Nevada or Puerto Rico, you must apply for it through a financial professional authorized by us. When we receive your application, we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you directly. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.
When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, an initial Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial Purchase Payment to your financial professional, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your financial professional’s broker-dealer. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Purchase Payment within two business days.
Who Can Invest
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account in an effort to help the government fight the funding of terrorism and money laundering activities. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.
In accordance with anti-money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA and fixed account, if any, to an interest-bearing account maintained solely for the Contractowner, and held in that account until instructions are received from the appropriate regulator.
Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.
If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.
Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase a contract described in this prospectus. Surrender charges may be imposed on your existing contract. The benefits offered under this contract may be less favorable or more favorable than the benefits offered under your current contract. It also may have different charges. You should also consult with your financial professional and/or your tax advisor prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Purchase Payments
You may make Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Purchase Payment is $10,000. The minimum annual amount for additional Purchase Payments is $300. Please check with your financial professional about making additional Purchase Payments since the requirements of your state may vary. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.
Purchase Payments totaling $5 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all existing Lincoln Investor Advantage® contracts for the same Contractowner, joint owner, and/or Annuitant. If you stop making Purchase Payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first.
In addition to the specific Purchase Payment restrictions and limitations immediately above, upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
These restrictions and limitations will limit your ability to increase your Contract Value (or Account Value under i4LIFE® Advantage) by making additional Purchase Payments to the contract. You should carefully consider these limitations and restrictions, and any other limitations and restrictions of the contract, and how they may impact your long-term investment plans, especially if you intend to increase Contract Value (or Account Value under i4LIFE® Advantage) by making additional Purchase Payments over a long period of time.
Large Account Credit
Contractowners will receive a Large Account Credit when your Contract Value reaches a threshold of $1 million threshold. During the first Contract Year, the Large Account Credit will apply if either the cumulative Purchase Payments (decreased by withdrawals taken since the contract effective date or Regular Income Payments under i4LIFE® Advantage) or the Contract Value (or Account Value under i4LIFE® Advantage) is equal to or greater than $1 million threshold on the quarterly Valuation Date. The amount of the Large Account Credit during the first Contract Year will be calculated by multiplying the greater of: 1) the amount of cumulative Purchase Payments (less any withdrawals since the contract effective date or Regular Income Payments under i4LIFE® Advantage); or 2) the value of the Subaccounts at the time of the credit, by 0.15% (0.0375% quarterly).
After the first Contract Year anniversary, the Large Account Credit will apply if the Contract Value (or Account Value under i4LIFE® Advantage) equals or exceeds $1 million threshold on the quarterly Valuation Date. The amount of the Large Account Credit will be calculated by multiplying the value of the Subaccounts at the time of the credit by 0.15% (0.0375% quarterly).
The Large Account Credit will be allocated to the Subaccounts in proportion to the Contract Value (or Account Value under i4LIFE® Advantage) in each variable Subaccount on the quarterly Valuation Date. There is no additional charge to receive this Large Account Credit, and in no case will the Large Account Credit be less than zero. The amount of any Large Account Credit received will be noted on your quarterly statement. Confirmation statements for each individual transaction will not be issued. Large Account Credits are not considered Purchase Payments.
The Large Account Credit will end on the Annuity Commencement Date or when the Lifetime Income Period begins under i4LIFE® Advantage.
Valuation Date
Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.
Allocation of Purchase Payments
Purchase Payments allocated to the variable side of the contract are placed into the VAA’s Subaccounts, according to your instructions. You may also allocate Purchase Payments to the fixed account, if available. In the absence of instructions accompanying the Purchase Payments or otherwise not being in Good Order, we will allocate the Purchase Payment in the same manner as your last Purchase Payment or, if not possible, otherwise contact you or your financial professional for additional information.
The minimum amount of any Purchase Payment which can be put into any one Subaccount is $20.
Purchase Payments received from you or your broker-dealer in Good Order at our Home Office prior to the close of the New York Stock Exchange (normally 4:00 p.m., New York time), will be processed using the Accumulation Unit value computed on that Valuation Date. Purchase Payments received in Good Order after market close will be processed using the Accumulation Unit value computed on the next Valuation Date. Purchase Payments submitted to your financial professional will generally not be processed by us until they are received from your financial professional’s broker-dealer. If your broker-dealer submits your Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Purchase Payment to us, and your Purchase Payment was placed with your broker-dealer prior to market close, then we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. Purchase Payments placed with your broker-dealer after market close will be processed using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances, Purchase Payments received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund’s investments perform, but also upon the expenses of the VAA and the underlying funds.
If an underlying fund imposes restrictions with respect to the acceptance of Purchase Payments, allocations or transfers, we reserve the right to reject an allocation or transfer request at any time the underlying fund notifies us of such a restriction. We will notify you if your allocation request is or becomes subject to such restrictions.
Valuation of Accumulation Units
Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:
1.	The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus
2.	The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and
3.	The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.
The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
Transfers On or Before the Annuity Commencement Date
After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer among Subaccounts involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received.
Transfers (among the Subaccounts and as permitted between the variable and fixed accounts) are limited to 12 per Contract Year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging or portfolio rebalancing. See Additional Services and the SAI for more information on these programs. These transfer rights and restrictions also apply during the i4LIFE® Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE® Advantage Account Value). See i4LIFE® Advantage.
The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.
A transfer request may be made to our Home Office in writing or by fax. A transfer request may also be made by telephone or other electronic means, provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Home Office before the close of the New York Stock Exchange (normally 4:00 p.m., New York time). If we receive a transfer request in Good Order after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date.
There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances transfers received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
We may defer or reject a transfer request that is subject to a restriction imposed by an underlying fund.

After the first 30 days from the effective date of your contract, if your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.
You may also transfer part of the Contract Value from a fixed account to the Subaccount(s) subject to the following restrictions:
•	total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.
Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the Subaccounts. You should carefully consider whether the fixed account meets your investment criteria.
Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.
Telephone and Electronic Transactions
A surrender, withdrawal, or transfer request may be made to our Home Office in writing or by fax. These transactions may also be made by telephone or other electronic means, provided the appropriate authorization is on file with us. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed or sent electronically to the Contractowner on the next Valuation Date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider’s, or your financial professional’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.
Market Timing
Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with “market timing” transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.
In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.
You should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds’ ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from Contractowners engaged in disruptive trading activity, the fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.
Once a Contractowner has been identified as a market timer under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this “original signature” restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.
Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.
Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund’s investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.
Transfers After the Annuity Commencement Date
You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable Annuity Payout to a fixed Annuity Payout. You may not transfer from a fixed Annuity Payout to a variable Annuity Payout. Once elected, the fixed Annuity Payout is irrevocable.
These provisions also apply during the i4LIFE® Advantage Lifetime Income Period. See i4LIFE® Advantage.
Ownership
The Contractowner on the date of issue will be the person or entity designated in the contract specifications. The Contractowner of a nonqualified contract may name a joint owner.
As Contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Nonqualified contracts may not be collaterally assigned. Assignments may have an adverse impact on your Death Benefits and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assignment.
Joint Ownership
If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.
Annuitant
The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us in writing of the change. However, we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.
Surrenders and Withdrawals
Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means. Withdrawal requests may be made by telephone or our website, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.
The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of the NYSE (normally 4:00 p.m., New York time), we will process the request using the Accumulation Unit value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.
The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters – Taxation of Withdrawals and Surrenders.
Additional Services
These additional services are available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS) and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office or call 1-877-534-8255. These services will stop once we are notified of a pending death claim. For further detailed information on these services, please see Additional Services in the SAI.
Dollar-Cost Averaging. Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain Subaccounts into the Subaccounts on a monthly basis or in accordance with other terms we make available.
You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing our election form by calling our Home Office, or by other electronic means. The minimum amount to be dollar cost averaged (DCA'd) is $1,500 over time any period between three and 60 months. We may offer different time periods for new Purchase Payments and for transfers of Contract Value. State variations may exist. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA'd is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to limit certain time periods or to restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract Value in the DCA program will be allocated to the Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. If you have chosen DCA from one of the Subaccounts, only the amount allocated to be DCA’d will be transferred. Investment gain, if any, will remain in that Subaccount unless you reallocate it to one of the other Subaccounts. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service. The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS will be noted on your quarterly statement. Confirmation statements for each individual withdrawal will not be issued. AWS is available for amounts allocated to the fixed account.
Portfolio Rebalancing. Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually. Rebalancing events will be noted on your quarterly statement. Confirmation statements for each individual rebalancing event will not be issued. The fixed account is not available for portfolio rebalancing.
Only one of the two additional services (DCA and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and portfolio rebalancing running simultaneously. We reserve the right to discontinue any or all of these administrative services at any time.
Fees Associated with Fee-Based Financial Plans. This discussion applies only to contracts that were purchased as part of a Fee-Based Financial Plan. You have purchased this contract as part of a Fee-Based Financial Plan whereby an investment firm or professional offers investment advice for a fee. The fee for this advice is set by your financial professional, and is covered in a separate agreement between you and your financial professional. Lincoln has not made any independent review of your financial professional. You may provide authorization to have your advisory fees paid to your financial professional’s investment firm from your Contract Value (“Advisory Fee Withdrawal”), if certain conditions apply.
Partial withdrawals to pay the fee may be taken automatically by enrolling in an AWS designated specifically for this purpose. Withdrawals are available in monthly, quarterly, semi-annual, or annual frequencies. You may enroll in this service by completing the appropriate authorization form that is available from your financial professional. Additionally, you may authorize your financial professional to set up or change your AWS program, or to take one-time withdrawals to pay for the advisory fee. Once you have elected this service, it will continue until you instruct us in writing to terminate it. Withdrawals under this AWS option and one-time withdrawals will be noted on your quarterly statement as an Advisory Fee Withdrawal. This service may not be available through all broker-dealers.
Advisory Fee Withdrawals may not impact benefits and values under a Death Benefit or Living Benefit Rider if your contract was issued on or after May 22, 2017, and if certain criteria are met. See the Death Benefit and Living Benefit Rider sections of this prospectus for more information on how withdrawals affect these benefits. This Advisory Fee Withdrawal treatment may not be available in all states. Advisory Fee Withdrawals will not be treated as a distribution for federal tax purposes if certain conditions are met. See Federal Tax Matters – Payment of Investment Advisory Fees for more information.
Asset Allocation Models
You may allocate your Purchase Payments amount a group of Subaccounts within an asset allocation model. Each model invests different percentages of Contract Value in some or all of the Subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your Contract Value (and any additional Purchase Payments you make) will be allocated among certain Subaccounts in accordance with the model’s asset allocation strategy. You may not make transfers among the Subaccounts. We will proportionately deduct any withdrawals you make from the Subaccounts in the asset allocation model. You may only choose one asset allocation model at a time, though you many change to a different asset allocation model available in the contract at any time.
Your financial professional may discuss asset allocation models with you to assist in deciding to allocate your Purchase Payments among the various Subaccounts and/or the fixed account. You should consult with your financial professional whether a model is appropriate for you. Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help provide returns commensurate with a given level of risk over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably no appropriate for you.

The asset allocation models are intended to provide a diversified investment portfolio by combining different asset claims to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.
In order to maintain the model’s specified Subaccount allocation percentages, you agree to be automatically enrolled in the portfolio rebalancing option and you thereby authorize us to automatically rebalance your Contract Value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.
The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you wish to change your fund allocations either to new funds or to a different model, you must submit new allocation instructions to us. You may terminate at any time. There is no charge form Lincoln for participating in a model.
The models were designed and prepared by Lincoln Investment Advisors Corp. (LIAC), which is an affiliate of ours, for use by Lincoln Financial Distributors, Inc. (LFD), the principal underwriter of the contracts. LFD provides models to broker-dealers who may offer the models to their own clients. In making these models and Subaccounts available as investment options under your contract, LIAC, LFD and the Company are not providing you with the investment advice, nor are they recommending to you any particular model or Subaccount. You should consult with your financial professional to determine whether you should utilize or invest in any model or Subaccount, or whether it is suitable for you based upon your goals, risk tolerance and time horizon.
If a fund within a model closes to new investors, investors that have been invested before the fund closed may remain in the model. However, the model would no longer be offered to new investors. If a fund within a model liquidates, we may transfer assets form that Subaccount to another Subaccount after providing notice to you. If a fund within a model merges with another fund, we will add the surviving fund to the model.

Death Benefit
The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to i4LIFE® Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.
upon death of:	and...	and...	Death Benefit proceeds pass to:
Contractowner	There is a surviving joint owner	The Annuitant is living or deceased	Joint owner
Contractowner	There is no surviving joint owner	The Annuitant is living or deceased	Designated Beneficiary
Contractowner	There is no surviving joint owner and the Beneficiary predeceases the Contractowner	The Annuitant is living or deceased	Contractowner's estate
Annuitant	The Contractowner is living	There is no contingent Annuitant	The youngest Contractowner becomes the contingent Annuitant and the contract continues. The Contractowner may waive* this continuation and receive the Death Benefit proceeds.
Annuitant	The Contractowner is living	The contingent Annuitant is living	Contingent Annuitant becomes the Annuitant and the contract continues
Annuitant**	The Contractowner is a trust or other non-natural person	No contingent Annuitant allowed with non-natural Contractowner	Designated Beneficiary

*	Notification from the Contractowner to receive the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.

**	Death of Annuitant is treated like death of the Contractowner.
A Death Benefit may be payable if the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date. This Death Benefit terminates if you elect i4LIFE® Advantage or elect any other annuitization option. At this time, the only Death Benefit offered under the contract is the Account Value Death Benefit, which is described below.
You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.
You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.
Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.
If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The contract terminates when any Death Benefit is paid due to the death of the Annuitant.
All references below to “Contract Value” include Account Value if i4LIFE® Advantage is in effect.
Account Value Death Benefit. The Account Value Death Benefit provides a Death Benefit equal to the Contract Value on the Valuation Date the Death Benefit is approved by us for payment. No additional Death Benefit is provided. (Your contract may refer to this benefit as the Contract Value Death Benefit.)
General Death Benefit Information
Your Death Benefit terminates on and after the Annuity Commencement Date. i4LIFE® Advantage only provides Death Benefit options during the Access Period. There are no Death Benefits during the Lifetime Income Period. Please see the i4LIFE® Advantage – i4LIFE® Advantage Death Benefit section of this prospectus for more information.
If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole Contractowner. Upon the death of the spouse who continued the contract, we will pay a Death Benefit to the designated Beneficiary(s).
If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in Good Order. To be in Good Order, we require all the following:
1.	an original certified death certificate or any other proof of death satisfactory to us; and
2.	written authorization for payment; and
3.	all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
•	if any Beneficiary dies before the Contractowner, that Beneficiary’s interest will go to any other Beneficiaries named, according to their respective interests; and/or
•	if no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner’s estate.
If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.
The Beneficiary may choose the method of payment of the Death Benefit unless the Contractowner has already selected a settlement option. If the contract is a nonqualified contract, the Death Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner’s date of death unless the Beneficiary begins receiving, within one year of the Contractowner’s death, the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy. If the Death Benefit is not distributed within five years of the Contractowner’s date of death, for any reason, including the claim was not presented in Good Order, then the Company will pay the proceeds to the Beneficiary.
If the contract is a qualified contract or IRA, then according to the Internal Revenue Code, the Death Benefit payable to the Beneficiary or joint owner must be distributed within ten years of the Contractowner’s date of death unless the Beneficiary is an “eligible designated beneficiary”. An eligible designated beneficiary may take the Death Benefit distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy, subject to certain additional exceptions. If the contract is not distributed within the ten-year deadline, for any reason, including that the claim was not presented in Good Order, the balance is treated as a required minimum distribution under the IRC and subject to a 50% tax.
Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.
The recipient of a Death Benefit may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Home Office.

Advisory Fee Withdrawals
You may elect to take withdrawals from your contract to pay the advisory fees associated with your Fee-Based Financial Plan (Advisory Fee Withdrawals). This Advisory Fee Withdrawal treatment may not be available in states. You may take Advisory Fee Withdrawals of up to 1.25% annually without negatively impacting your Living Benefit Rider. Advisory Fee Withdrawals may not be available in all states and certain broker-dealers or advisory firms may not allow withdrawals to pay advisory fees, so please check with your financial professional.
Cumulative annual Advisory Fee Withdrawals up to 1.25% of your Contract Value within a Contract Year will not be considered a withdrawal under your Living Benefit Rider. We reserve the right to increase or decrease this percentage at any time. For cumulative annual Advisory Fee Withdrawals that exceed 1.25% of your Contract Value within a Contract Year, the portion of the Advisory Fee Withdrawal over 1.25% will be treated as a withdrawal under your Living Benefit Rider. Your Contract Value will be reduced by the amount of each Advisory Fee Withdrawal. The impact of Advisory Fee Withdrawals on the i4LIFE® Advantage is explained below.
i4LIFE® Advantage
i4LIFE® Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. See Charges and Other Deductions – i4LIFE® Advantage Charge.
i4LIFE® Advantage provides variable, periodic Regular Income Payments for life subject to certain conditions. These payments are made during two time periods: an Access Period and a Lifetime Income Period, which are discussed in further detail below. If your Account Value is reduced to zero (except by additional withdrawals as described below), these payments will continue for your life (or the lives of you and your Secondary Life under the joint life option) during the Lifetime Income Period. i4LIFE® Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE® Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. If your Account Value is reduced to zero due to any additional withdrawals (except for Advisory Fee Withdrawals that are within the Advisory Fee Withdrawal percentage), i4LIFE® Advantage will end and your contract will terminate.
When you elect i4LIFE® Advantage, you must choose the Annuitant and Secondary Life (if applicable). The Annuitant and Secondary Life may not be changed after i4LIFE® Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE® Advantage Death Benefit regarding the impact of a change to the Annuitant prior to the i4LIFE® Advantage election.
If i4LIFE® Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE® Advantage begins, any automatic withdrawal service will terminate (except an AWS service designated specifically for the purpose of Advisory Fee Withdrawals). See The Contracts – Transfers on or Before the Annuity Commencement Date.
Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, Additional Purchase Payments will not be accepted after the Periodic Income Commencement Date for a nonqualified annuity contract.
Availability. i4LIFE® Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected at the time of application or at any time before any other Annuity Payout option is elected by sending a written request to our Home Office.
i4LIFE® Advantage is available on nonqualified annuities, IRAs and Roth IRAs (check with your financial professional regarding availability with SEP market). i4LIFE® Advantage for IRA contracts is only available if the Annuitant and Secondary Life are age 59½ or older at the time the option is elected. i4LIFE® Advantage must be elected by age 95 on IRA contracts or age 110 on nonqualified contracts. i4LIFE® Advantage is not available to beneficiaries of IRA contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions.
Access Period. The Access Period begins on the Periodic Income Commencement Date and is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit. During this period, you may surrender the contract and make withdrawals from your Account Value (defined below). The Lifetime Income Period begins immediately at the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). During the Lifetime Income Period, you will no longer be able to make withdrawals, including Advisory Fee Withdrawals, or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of Regular Income Payments or market loss, your Access Period ends.
The minimum and maximum Access Periods are established at the time you elect i4LIFE® Advantage. The current Access Period requirements are outlined in the following chart:

	Minimum Access Period	Maximum Access Period
i4LIFE® Advantage	5 years	The length of time between your age and age 115 for nonqualified contracts; age 100 for qualified contracts

Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, you may extend or shorten the length of the Access Period subject to Home Office approval. Additional restrictions may apply if you are under age 59½ when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Currently, changes to the Access Period can only be made on Periodic Income Commencement Date anniversaries.
Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE® Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions.
Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE® Advantage is effective (or your initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments made as well as any withdrawals taken. You will have access to your Account Value during the Access Period. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.
Regular Income Payments during the Access Period. i4LIFE® Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living.
When you elect i4LIFE® Advantage, you will make several choices that will impact the amount of your Regular Income Payments:
•	the date you will receive the initial Regular Income Payment;
•	the frequency of the payments (monthly, quarterly, semi-annually or annually);
•	the frequency the payment is recalculated;
•	the assumed investment return (AIR); and
•	the date the Access Period ends and the Lifetime Income Period begins.
If you do not choose a payment frequency, the default is a monthly payment frequency. In most states, you may also elect to have Regular Income Payments from nonqualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, on December 31st (if not a Valuation Date, then on the first Valuation Date of the calendar year).
AIR rates of 3%, 4%, 5%, or 6% may be available for Regular Income Payments under i4LIFE® Advantage. Certain states limit the availability of 5% or 6% AIR. See your registered representative for availability. The higher the AIR you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments.
Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage and will continue until the death of the Annuitant or Secondary Life, if applicable.
For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.
The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. The amount of the initial Regular Income Payment is determined by dividing the Contract Value (or Purchase Payment if elected at contract issue), less applicable premium taxes by 1,000 and multiplying the result by an annuity factor. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life, if applicable;
•	the length of the Access Period selected;
•	the frequency of the Regular Income Payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit was payable. (The Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.
The amount of your Regular Income Payment will be impacted by the length of the Access Period you have chosen. For example, if a 70-year old male makes a $100,000 initial Purchase Payment, elects monthly payments, a 4% AIR, and a 20-year Access Period, the initial Regular Income Payment will be $513.71 per month ($6,164.52 annually). Using the same assumptions, but with a 30-year Access Period, the initial Regular Income Payment will be $450.93 per month ($5,411.16 annually).
The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1,000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the AIR to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the AIR, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the AIR, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the AIR, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the AIR, the Regular Income Payment will decrease by approximately 3%.
Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be recalculated and could be increased or reduced, based on the Account Value following the withdrawal.
For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE® Advantage will terminate.
Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, AIR and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1,000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life (if living);
•	the frequency of the Regular Income Payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.
The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.
Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.

During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.
i4LIFE® Advantage Death Benefit
When you elect i4LIFE® Advantage, the Death Benefit option that you previously elected will become the Death Benefit election under i4LIFE® Advantage. The amount paid under the new Death Benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE® Advantage began (if premium taxes had been deducted from the Contract Value).
i4LIFE® Advantage Account Value Death Benefit. The i4LIFE® Advantage Account Value Death Benefit is only available during the Access Period and is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim.
General Death Benefit Provisions. This Death Benefit option is only available during the Access Period and will terminate when the Account Value equals zero, because the Access Period terminates.
On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.
If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE® Advantage will terminate. A spouse Beneficiary may start a new i4LIFE® Advantage program.
If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:
1.	an original certified death certificate or any other proof of death satisfactory to us; and
2.	written authorization for payment; and
3.	all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable.
If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
i4LIFE® Advantage General Provisions
Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments will be recalculated. Withdrawals may have tax consequences. See Federal Tax Matters.
Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made.
Termination. You may terminate i4LIFE® Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice.
For IRA annuity contracts, upon termination, the i4LIFE® Advantage charge will end and the Separate Account Annual Expenses for the Death Benefit you have elected will resume. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE® Advantage.
For nonqualified contracts, you may not terminate i4LIFE® Advantage once you have elected it.
Annuity Payouts
When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age.

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option. The minimum rates used to purchase any of the annuity options discussed below are shown in the contract.
You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available. Advisory Fee Withdrawals are not allowed after your contract is annuitized or during the Lifetime Income Period under i4LIFE® Advantage.
Annuity Options
The annuity options outlined below do not apply to Contractowners who have elected i4LIFE® Advantage.
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on. The Annuitant must be under age 81 to elect this option.
Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.
Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
Life Annuity with Unit Refund. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
•	the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
•	the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.
The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Home Office.
Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.
Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.
General Information
Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days’ notice before the date on which you want payouts to begin. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.

Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant’s death (or surviving Annuitant’s death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:
•	proof, satisfactory to us, of the death;
•	written authorization for payment; and
•	all claim forms, fully completed.
Variable Annuity Payouts
Variable Annuity Payouts will be determined using:
•	the Contract Value on the Annuity Commencement Date, less any applicable premium taxes;
•	the annuity tables contained in the contract;
•	the annuity option selected; and
•	the investment performance of the fund(s) selected.
To determine the amount of payouts, we make this calculation:
1.	Determine the dollar amount of the first periodic payout; then
2.	Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and
3.	Calculate the value of the Annuity Units each period thereafter.
Annuity Payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your financial professional. You may choose your assumed interest rate at the time you elect a variable Annuity Payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.
Fixed Side of the Contract
Currently the fixed account is available for dollar cost averaging purposes only.
You may allocate Purchase Payments to the fixed side of the contract, if available. Allocations made to the fixed side of the contract are added to your Contract Value. Certain charges related to the contract and the charges for i4LIFE® Advantage are deducted from your Contract Value. Therefore, a portion of those charges may be deducted from the fixed account. See the Charges and Other Deductions section of this prospectus for more information. Since amounts in the fixed account make up part of your Contract Value, those amounts may be used to calculate benefits under the Living Benefit Riders. See the Living Benefit Riders section in this prospectus for more information.
Purchase Payments and Contract Value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.
In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.
We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account.
ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. At this time, the fixed account is available for dollar cost averaging only. Please contact your financial professional for further information.
Small Contract Surrenders
We may surrender your contract, in accordance with the laws of your state if:
•	your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
•	no Purchase Payments have been received for two (2) full, consecutive Contract Years; and
•	the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).
At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender.
Delay of Payments
Contract proceeds from the VAA will be paid within seven days, except:
•	when the NYSE is closed (other than weekends and holidays);
•	times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
•	when the SEC so orders to protect Contractowners.
If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or Death Benefit from the money market subaccount until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
Reinvestment Privilege
You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal, including Advisory Fee Withdrawals, and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.
This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. Lincoln reserves the right to not reinstate certain riders that were in effect prior to the surrender/withdrawal. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax advisor before you request a surrender/withdrawal or subsequent reinvestment purchase.
Amendment of Contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. Applications for the contracts will be accepted at our Home Office. The Principal Underwriter has also entered into selling agreements with Lincoln Financial Advisors Corporation, and/or Lincoln Financial Securities Corporation (collectively “LFN”), each an affiliate of ours. While the Principal Underwriter has the legal authority to make payments to LFN, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties. We pay LFD a wholesaling allowance for distribution of the contracts.
Compensation Paid to LFN. No commissions are paid to LFN in connection with the sale of this contract. However, Lincoln Life pays for the operating and other expenses of LFN, including the following sales expenses: financial professional training allowances; compensation and bonuses for LFN’s management team; advertising expenses; and all other expenses of distributing the contracts. LFN financial professionals and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN financial professionals who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts that are sold through LFN may help LFN financial professionals and/or their managers qualify for such benefits. LFN financial professionals and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.
Incentives or payments described above are not charged directly to contract owners or the VAA. All compensation is paid from our resources, which include fees and charges imposed on your contract.
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-877-534-8255.
Federal Tax Matters
Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax advisor about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
Nonqualified Annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.
Tax Deferral On Earnings
Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
•	An individual must own the contract (or the Code must treat the contract as owned by an individual).
•	The investments of the VAA must be “adequately diversified” in accordance with Treasury regulations.
•	Your right to choose particular investments for a contract must be limited.
•	The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.
Contracts Not Owned By An Individual
If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the investment in the contract. Examples of contracts where the owner pays current tax on the contract’s earnings, Large Account Credits if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
•	Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
•	Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;

•	Contracts acquired by an estate of a decedent;
•	Certain qualified contracts;
•	Contracts purchased by employers upon the termination of certain qualified plans; and
•	Certain contracts used in connection with structured settlement agreements.
Investments In The VAA Must Be Diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the investment in the contract. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered “adequately diversified.”
Restrictions
The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, Large Account Credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code.
Loss Of Interest Deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner’s spouse at the time first covered by the contract.
Age At Which Annuity Payouts Begin
The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract’s Purchase Payments, Large Account Credits and earnings. As long as annuity payments begin or are scheduled to begin on a date on which the Annuitant’s remaining life expectancy is enough to allow for a sufficient Annuity Payout period, the contract should be treated as an annuity. If the annuity contract is not treated as an annuity, you would be currently taxed on the excess of the Contract Value over the investment in the contract.
Tax Treatment Of Payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.
Taxation Of Withdrawals And Surrenders
You will pay tax on withdrawals to the extent your Contract Value exceeds your investment in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). You will pay tax on a surrender to the extent the amount you receive exceeds your investment in the contract. In certain circumstances, your Purchase Payments and investment in the contract are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal.
Payment of Investment Advisory Fees
On August 6, 2019, the IRS issued a private letter ruling (the “PLR”) to Lincoln that addressed the treatment of investment advisory fees (“Advisory Fee Withdrawals”) paid out of the cash value of a non-qualified annuity contract. The PLR concluded that if a Contractowner authorizes payment of investment advisory fees out of the cash value of the non-qualified annuity contract, the payment of those fees will not be treated as a distribution to the Contractowner. In order for this treatment to apply, the investment advisory fees must be determined based on an arms-length transaction between the Contractowner and the financial professional, and cannot exceed an amount equal to an annual rate of 1.50% of the non-qualified annuity contract’s cash value. The fees can only compensate the financial professional for investment advice provided to the Contractowner with respect to the non-qualified annuity contract, and cannot compensate the financial professional for any other services. Effective for tax year 2019 and beyond, if you have authorized Lincoln to pay fees from the cash value of your non-qualified annuity contract directly to your financial professional, Lincoln will not treat the payment of such fees as a distribution from your contract if all the conditions mentioned above are satisfied.
Taxation Of Annuity Payouts, including Regular Income Payments
The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your investment in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the investment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant’s death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE® Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.
Taxation Of Death Benefits
We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.
Death prior to the Annuity Commencement Date:
•	If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
•	If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.
Death after the Annuity Commencement Date:
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the investment in the contract not yet distributed from the contract. All Annuity Payouts in excess of the investment in the contract not previously received are includible in income.
•	If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Purchase Payments not previously received.
Additional Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts
The Code may impose a 10% additional tax on any distribution from your contract which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
•	you receive on or after you reach 59½,
•	you receive because you became disabled (as defined in the Code),
•	you receive from an immediate annuity,
•	a Beneficiary receives on or after your death, or
•	you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's “unearned income,” or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code “D” in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Special Rules If You Own More Than One Annuity Contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the additional tax described previously.

Loans and Assignments
Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.
Gifting A Contract
If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract’s value, you will pay tax on your Contract Value to the extent it exceeds your investment in the contract not previously received. The new owner’s investment in the contract would then be increased to reflect the amount included in income.
Charges for Additional Benefits
Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.
Special Considerations for Same-Sex Spouses
In 2013, the U.S. Supreme Court held that same-sex spouses who are married under state law are treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax advisor.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
•	Individual Retirement Accounts and Annuities (“Traditional IRAs”)
•	Roth IRAs
•	Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
•	SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
•	401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
•	403(a) plans (qualified annuity plans)
•	403(b) plans (public school system and tax-exempt organization annuity plans)
•	H.R. 10 or Keogh Plans (self-employed individual plans)
•	457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA, and Roth IRA arrangements. We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code’s requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan’s terms and conditions, regardless of the contract’s terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
The Setting Every Community Up for Retirement Enhancement (SECURE) Act of 2019
The Setting Every Community Up for Retirement Enhancement (SECURE) Act (the “SECURE Act”) was enacted on December 20, 2019. The SECURE Act made a number of significant changes to the rules that apply to qualified retirement plans and IRA’s, including the following:
•	Increased the required beginning date measuring age from 70½ to 72 for any participant or IRA owner who did not attain age 70½ prior to January 1, 2020. As a result, required minimum distributions are generally required to begin by April 1 of the year following the year in which a participant or IRA owner reached age 72.
•	Eliminated the age 70½ limit for making contributions to an IRA. Beginning in 2020, an IRA owner can make contributions to his or her IRA at any age.
•	Changed the required minimum distribution rules that apply after the death of a participant or IRA owner.

•	Created the “Qualified Birth or Adoption” exception to the 10% additional tax on early distributions.
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
•	Federal tax rules limit the amount of Purchase Payments or contributions that can be made, and the tax deduction or exclusion that may be allowed for the contributions. These limits vary depending on the type of qualified retirement plan and the participant’s specific circumstances (e.g., the participant’s compensation).
•	Minimum annual distributions are required under some qualified retirement plans once you reach age 72 or retire, if later as described below.
•	Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan’s duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.
Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the participant’s income as ordinary income. These taxable distributions will include contributions that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for contributions to the contract. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions
Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by your “required beginning date”. Prior to the SECURE Act, the required beginning date was April 1 of the year following the year you attain age 70½ or retired. If you did not attain 70½ prior to January 1, 2020, then your required beginning date will be April 1 of the year following the year in which you attain age 72 or retire. If you own a traditional IRA, your required beginning date under prior law was April 1 of the year following the year in which you attained age 70½. If you did not attain age 70½ prior to January 1, 2020, then your required beginning date will be April 1 of the year following the year in which you attain age 72. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a required minimum distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of investment in the contract. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax advisor regarding any tax ramifications.
Additional Tax on Early Distributions from Qualified Retirement Plans
The Code may impose a 10% additional tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the additional tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% additional tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
•	Distribution received on or after the Annuitant reaches 59½,
•	Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the Code),
•	Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy),
•	Distribution received as reimbursement for certain amounts paid for medical care, or
•	Distribution received for a “qualified birth or adoption” event.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.

Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Transfers and Direct Rollovers
As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax advisor before you move or attempt to move any funds.
The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Direct Conversions and Recharacterizations
The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, retirement, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). You are also permitted to recharacterize your traditional IRA contribution as a Roth IRA contribution, and to recharacterize your Roth IRA contribution as a traditional IRA contribution. The deadline for the recharacterization is the due date (including extensions) for your individual income tax return for the year in which the contribution was made. Upon recharacterization, you are treated as having made the contribution originally to the second IRA account. The recharacterization does not count toward the one-rollover-per-year limitation described above.
Effective for tax years beginning after December 31, 2017, pursuant to the Tax Cuts and Jobs Act (Pub. L. No. 115-97), recharacterizations are no longer allowed in the case of a conversion from a non-Roth account or annuity to a Roth IRA. This limitation applies to conversions made from pre-tax accounts under an IRA, qualified retirement plan, 403(b) plan, or 457(b) plan. Roth IRA conversions made in 2017 may be recharacterized as a contribution to a traditional IRA if the recharacterization is completed by October 15, 2018.
There are special rules that apply to conversions and recharacterizations, and if they are not followed, you may incur adverse Federal income tax consequences. You should consult your tax advisor before completing a conversion or recharacterization.
Death Benefit and IRAs
Pursuant to Treasury regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us in writing prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.

Our Tax Status
Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.
Changes in the Law
The above discussion is based on the Code, related regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Additional Information
Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.
Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Contractowner provide their voting instructions to us. For funds un-affiliated with Lincoln, even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will be voted by us in the same proportion as the voting instruction which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Contractowners eligible to vote, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied proportionately to reduce the number of votes eligible to be cast.
Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account – Fund Shares.
Return Privilege
Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any premium taxes which had been deducted. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value during the free-look period.
For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or Contract Value as of the Valuation Date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of Purchase Payments or Contract Value as of the Valuation Date on which we receive the cancellation request.
State Regulation
As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.

Records and Reports
As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with State Street Bank and Trust Company, 801 Pennsylvania Ave, Kansas City, MO 64105, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.
A written (or electronic, if elected) confirmation of each transaction will be provided to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
•	deduction of any account fee or rider charges;
•	crediting of Large Account Credits, if applicable;
•	any rebalancing event under the portfolio rebalancing service;
•	any transfer or withdrawal under any applicable additional service: dollar cost averaging or AWS; and
•	Regular Income Payments from i4LIFE® Advantage.
Cyber Security and Business Interruption Risks
We rely heavily on interconnected computer systems and digital data to conduct our annuity products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
In addition to cyber security risks, we are exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our service providers to perform their job responsibilities. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of contract-related transactions, including orders from Contractowners. Catastrophic events may negatively affect the computer and other systems on which we rely, impact our ability to calculate accumulation unit values, or have other possible negative impacts. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters and catastrophes.
Other Information
You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened regulatory or legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.

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Contents of the Statement of Additional Information (SAI)
for Lincoln Life Variable Annuity Account N
Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Annuity Payouts
Examples of Regular Income Payment Calculations
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
About the S&P Index
Unclaimed Property
Additional Services
Other Information
Financial Statements
For a free copy of the SAI complete the form below:
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Lincoln Investor Advantage® RIA
Lincoln Life Variable Annuity Account N

Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account N Lincoln Investor Advantage® RIA.
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Mail to The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348.

Appendix A—Condensed Financial Information
Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for funds in the periods ended December 31. It should be read along with the VAA’s financial statement and notes which are included in the SAI.
	Account Value Death Benefit
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
AB VPS Small/Mid Cap Value Portfolio - Class A
2014	10.379	10.484	5
2015	10.484	9.870	8
2016	9.870	12.296	29
2017	12.296	13.858	29
2018	13.858	11.728	13
2019	11.728	14.029	15
2020	14.029	14.443	15
ALPS/Alerian Energy Infrastructure Portfolio - Class I
2014	11.020	10.349	11
2015	10.349	6.421	26
2016	6.421	9.042	24
2017	9.042	8.962	20
2018	8.962	7.268	4
2019	7.268	8.740	6
2020	8.740	6.542	4
ALPS/Red Rocks Global Opportunity Portfolio - Class I
2015	N/A	N/A	N/A
2016	8.813	9.957	2
2017	9.957	12.446	2
2018	12.446	10.882	3
2019	10.882	15.211	3
2020	15.211	16.600	2
ALPS/Stadion Core ETF Portfolio - Class I
2014	10.710	10.570	8
2015	10.570	9.544	1*
2016	9.544	10.595	1*
2017	10.595	12.013	1*
2018	12.013	11.279	1*
2019	N/A	N/A	N/A
ALPS/Stadion Tactical Growth Portfolio - Class I
2015	N/A	N/A	N/A
2016	N/A	N/A	N/A
2017	N/A	N/A	N/A
2018	N/A	N/A	N/A
2019	N/A	N/A	N/A
American Century VP Balanced Fund - Class I
2016	N/A	N/A	N/A
2017	N/A	N/A	N/A
2018	N/A	N/A	N/A
2019	N/A	N/A	N/A
2020	N/A	N/A	N/A
American Century VP Large Company Value Fund - Class I
2017	N/A	N/A	N/A
2018	N/A	N/A	N/A
2019	N/A	N/A	N/A
2020	N/A	N/A	N/A

	Account Value Death Benefit
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds Asset Allocation Fund - Class 1
2014	10.449	10.392	19
2015	10.392	10.520	183
2016	10.520	11.494	246
2017	11.494	13.338	531
2018	13.338	12.707	514
2019	12.707	15.383	507
2020	15.383	17.269	507
American Funds Blue Chip Income and Growth Fund - Class 1
2014	10.640	10.995	74
2015	10.995	10.653	77
2016	10.653	12.632	103
2017	12.632	14.758	101
2018	14.758	13.456	94
2019	13.456	16.306	88
2020	16.306	17.709	86
American Funds Capital Income Builder® - Class 1
2014	10.009	9.946	11
2015	9.946	9.785	28
2016	9.785	10.152	70
2017	10.152	11.455	67
2018	11.455	10.637	77
2019	10.637	12.518	74
2020	12.518	13.047	63
American Funds Global Growth Fund - Class 1
2014	10.443	10.363	13
2015	10.363	11.069	23
2016	11.069	11.121	40
2017	11.121	14.599	39
2018	14.599	13.259	40
2019	13.259	17.909	44
2020	17.909	23.329	36
American Funds Global Small Capitalization Fund - Class 1
2014	10.455	10.166	10
2015	10.166	10.176	10
2016	10.176	10.373	25
2017	10.373	13.040	26
2018	13.040	11.650	25
2019	11.650	15.298	24
2020	15.298	19.815	27
American Funds Growth Fund - Class 1
2014	10.521	10.803	57
2015	10.803	11.525	81
2016	11.525	12.600	135
2017	12.600	16.142	120
2018	16.142	16.076	105
2019	16.076	20.993	93
2020	20.993	31.878	85
American Funds Growth-Income Fund - Class 1
2014	10.440	10.740	14
2015	10.740	10.881	28
2016	10.881	12.117	41
2017	12.117	14.807	38
2018	14.807	14.519	33
2019	14.519	18.287	31
2020	18.287	20.730	31

	Account Value Death Benefit
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds International Fund - Class 1
2014	9.981	9.594	54
2015	9.594	9.149	112
2016	9.149	9.457	118
2017	9.457	12.477	131
2018	12.477	10.819	102
2019	10.819	13.277	123
2020	13.277	15.112	126
American Funds Mortgage Fund - Class 1
2014	10.054	10.220	4
2015	10.220	10.392	4
2016	10.392	10.609	4
2017	10.609	10.722	5
2018	10.722	10.742	4
2019	10.742	11.265	5
2020	11.265	12.003	5
American Funds New World Fund® - Class 1
2014	10.184	9.151	29
2015	9.151	8.845	55
2016	8.845	9.302	100
2017	9.302	12.020	93
2018	12.020	10.317	96
2019	10.317	13.304	82
2020	13.304	16.416	81
BlackRock Global Allocation V.I. Fund - Class I
2014	9.852	10.059	3
2015	10.059	9.947	72
2016	9.947	10.315	79
2017	10.315	11.698	72
2018	11.698	10.796	54
2019	10.796	12.688	49
2020	12.688	15.292	28
BlackRock iShares® Alternative Strategies V.I. Fund - Class I(5)
2015	N/A	N/A	N/A
2016	9.813	10.017	1*
2017	10.017	11.248	1*
2018	11.248	11.412	1*
2019	N/A	N/A	N/A
ClearBridge Variable Aggressive Growth Portfolio - Class I
2014	10.952	11.218	18
2015	11.218	10.979	17
2016	10.979	11.067	18
2017	11.067	12.819	17
2018	12.819	11.702	17
2019	11.702	14.578	17
2020	14.578	17.135	17
ClearBridge Variable Large Cap Growth Portfolio - Class I
2017	N/A	N/A	N/A
2018	N/A	N/A	N/A
2019	N/A	N/A	N/A
2020	N/A	N/A	N/A
ClearBridge Variable Mid Cap Portfolio - Class I
2014	10.391	10.641	1*
2015	10.641	10.842	4
2016	10.842	11.807	5
2017	11.807	13.265	4
2018	13.265	11.558	2
2019	11.558	15.304	3
2020	15.304	17.582	1*

	Account Value Death Benefit
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Columbia VP Commodity Strategy Fund - Class 1
2017	N/A	N/A	N/A
2018	10.718	9.076	2
2019	9.076	9.745	2
2020	9.745	9.581	2
Columbia VP Emerging Markets Bond Fund - Class 1
2017	N/A	N/A	N/A
2018	10.712	10.011	1*
2019	10.011	11.204	1*
2020	11.204	11.989	3
Columbia VP Strategic Income Fund - Class 1
2017	N/A	N/A	N/A
2018	10.595	10.478	5
2019	10.478	11.519	5
2020	11.519	12.255	8
Delaware VIP® Diversified Income Series - Standard Class
2014	10.088	10.134	7
2015	10.134	9.984	52
2016	9.984	10.294	132
2017	10.294	10.789	132
2018	10.789	10.517	103
2019	10.517	11.568	107
2020	11.568	12.794	102
Delaware VIP® Emerging Markets Series - Standard Class
2014	N/A	N/A	N/A
2015	N/A	N/A	N/A
2016	7.505	8.776	26
2017	8.776	12.286	33
2018	12.286	10.302	15
2019	10.302	12.583	16
2020	12.583	15.677	15
Delaware VIP® REIT Series - Standard Class
2014	10.382	11.187	6
2015	11.187	11.560	13
2016	11.560	12.189	21
2017	12.189	12.327	19
2018	12.327	11.391	19
2019	11.391	14.388	17
2020	14.388	12.839	18
Delaware VIP® Small Cap Value Series - Standard Class
2014	10.303	10.241	4
2015	10.241	9.565	6
2016	9.565	12.519	21
2017	12.519	13.972	22
2018	13.972	11.590	9
2019	11.590	14.792	9
2020	14.792	14.452	6
Delaware VIP® Smid Cap Core Series - Standard Class
2014	10.837	11.120	3
2015	11.120	11.910	7
2016	11.910	12.846	9
2017	12.846	15.181	9
2018	15.181	13.288	9
2019	13.288	17.157	9
2020	17.157	18.983	8

	Account Value Death Benefit
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP® U.S. Growth Series - Standard Class
2014	N/A	N/A	N/A
2015	N/A	N/A	N/A
2016	N/A	N/A	N/A
2017	N/A	N/A	N/A
2018	N/A	N/A	N/A
2019	N/A	N/A	N/A
2020	17.430	25.012	1*
Delaware VIP® Value Series - Standard Class
2014	10.653	10.937	10
2015	10.937	10.849	13
2016	10.849	12.388	36
2017	12.388	14.041	30
2018	14.041	13.603	31
2019	13.603	16.254	31
2020	16.254	16.256	28
DWS Alternative Asset Allocation VIP Portfolio - Class A
2014	N/A	N/A	N/A
2015	9.915	9.255	4
2016	9.255	9.707	4
2017	9.707	10.384	2
2018	10.384	9.398	2
2019	9.398	10.735	2
2020	10.735	11.303	1*
Eaton Vance VT Floating-Rate Income Fund - ADV Class
2014	10.032	9.970	37
2015	9.970	9.868	202
2016	9.868	10.733	202
2017	10.733	11.084	212
2018	11.084	11.049	123
2019	11.049	11.823	115
2020	11.823	12.044	31
Fidelity® VIP Balanced Portfolio - Initial Class
2019	N/A	N/A	N/A
2020	13.589	13.677	1*
Fidelity® VIP Balanced Portfolio - Service Class 2
2019	N/A	N/A	N/A
Fidelity® VIP Contrafund® Portfolio - Initial Class
2014	10.584	10.925	12
2015	10.925	10.955	24
2016	10.955	11.785	111
2017	11.785	14.305	106
2018	14.305	13.340	83
2019	13.340	17.482	65
2020	17.482	22.734	56
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class
2017	N/A	N/A	N/A
2018	N/A	N/A	N/A
2019	N/A	N/A	N/A
2020	N/A	N/A	N/A
Fidelity® VIP Growth Portfolio - Initial Class
2014	10.597	10.866	5
2015	10.866	11.599	5
2016	11.599	11.645	13
2017	11.645	15.673	7
2018	15.673	15.585	7
2019	15.585	20.849	7
2020	20.849	29.880	8

	Account Value Death Benefit
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity® VIP Mid Cap Portfolio - Initial Class
2014	10.452	10.525	49
2015	10.525	10.337	54
2016	10.337	11.556	93
2017	11.556	13.905	101
2018	13.905	11.836	76
2019	11.836	14.553	59
2020	14.553	17.131	59
Fidelity® VIP Strategic Income Portfolio - Initial Class
2015	9.778	9.545	18
2016	9.545	10.293	45
2017	10.293	11.050	39
2018	11.050	10.723	26
2019	10.723	11.844	20
2020	11.844	12.683	19
First Trust Capital Strength Portfolio - Class II
2020	10.456	11.947	2
First Trust Dorsey Wright Tactical Core Portfolio – Class II
2016	N/A	N/A	N/A
2017	N/A	N/A	N/A
2018	N/A	N/A	N/A
2019	N/A	N/A	N/A
2020	N/A	N/A	N/A
First Trust International Developed Capital Strength Portfolio - Class II
2020	12.187	13.226	1*
First Trust Multi Income Allocation Portfolio - Class II
2014	N/A	N/A	N/A
2015	N/A	N/A	N/A
2016	N/A	N/A	N/A
2017	N/A	N/A	N/A
2018	N/A	N/A	N/A
2019	N/A	N/A	N/A
2020	N/A	N/A	N/A
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II
2014	N/A	N/A	N/A
2015	10.840	10.665	1*
2016	10.665	11.906	1*
2017	11.906	13.489	1*
2018	13.489	12.817	1*
2019	12.817	15.449	1*
2020	15.449	16.638	1*
Franklin Allocation VIP Fund - Class 1
2014	N/A	N/A	N/A
2015	N/A	N/A	N/A
2016	N/A	N/A	N/A
2017	N/A	N/A	N/A
2018	N/A	N/A	N/A
2019	N/A	N/A	N/A
2020	N/A	N/A	N/A
Franklin Income VIP Fund - Class 1
2014	N/A	N/A	N/A
2015	9.404	9.105	6
2016	9.105	10.368	10
2017	10.368	11.354	14
2018	11.354	10.846	18
2019	10.846	12.576	22
2020	12.576	12.647	13

	Account Value Death Benefit
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Franklin Mutual Shares VIP Fund - Class 1
2014	N/A	N/A	N/A
2015	10.457	9.710	3
2016	9.710	11.253	57
2017	11.253	12.176	63
2018	12.176	11.054	8
2019	11.054	13.533	9
2020	13.533	12.825	9
Franklin Rising Dividends VIP Fund - Class 1
2014	10.771	10.624	8
2015	10.624	10.220	39
2016	10.220	11.841	53
2017	11.841	14.253	46
2018	14.253	13.508	39
2019	13.508	17.435	35
2020	17.435	20.183	37
Franklin Small Cap Value VIP Fund - Class 1
2014	10.083	9.917	28
2015	9.917	9.168	30
2016	9.168	11.920	31
2017	11.920	13.168	41
2018	13.168	11.452	23
2019	11.452	14.454	23
Franklin Small-Mid Cap Growth VIP Fund - Class 1
2014	N/A	N/A	N/A
2015	11.185	10.481	1*
2016	10.481	10.899	17
2017	10.899	13.216	14
2018	13.216	12.485	14
2019	12.485	16.389	12
2020	16.389	25.387	13
Goldman Sachs VIT Government Money Market Fund - Institutional Shares
2014	9.990	9.976	33
2015	9.976	9.939	83
2016	9.939	9.928	84
2017	9.928	9.963	39
2018	9.963	10.096	53
2019	10.096	10.268	38
2020	10.268	10.271	23
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares
2014	10.111	9.829	3
2015	9.829	9.349	3
2016	9.349	9.359	3
2017	9.359	9.844	3
2018	9.844	9.144	3
2019	9.144	9.937	6
2020	9.937	10.597	6
Goldman Sachs VIT Strategic Income Fund - Institutional Shares(6)
2014	N/A	N/A	N/A
2015	N/A	N/A	N/A
2016	9.682	9.754	3
2017	9.754	9.517	2
2018	9.517	9.550	2
Guggenheim VT Long Short Equity
2014	9.835	10.555	3
2015	10.555	10.646	24
2016	10.646	10.673	29
2017	10.673	12.209	27
2018	12.209	10.587	30
2019	10.587	11.129	30
2020	11.129	11.631	15

	Account Value Death Benefit
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Guggenheim VT Multi-Hedge Strategies
2014	10.091	10.416	2
2015	10.416	10.567	30
2016	10.567	10.474	29
2017	10.474	10.815	26
2018	10.815	10.225	34
2019	10.225	10.695	31
2020	10.695	11.439	30
Hartford Capital Appreciation HLS Fund - Class IA
2014	10.418	10.513	5
2015	10.513	10.578	8
2016	10.578	11.117	7
2017	11.117	13.524	7
2018	13.524	12.533	5
2019	12.533	16.388	5
2020	16.388	19.900	5
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares
2014	9.406	9.043	50
2015	9.043	9.316	52
2016	9.316	9.083	52
2017	9.083	11.425	50
2018	11.425	9.170	43
2019	9.170	11.745	42
2020	11.745	14.214	42
Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series I Shares
2014	N/A	N/A	N/A
2015	10.729	10.423	3
2016	10.423	12.255	39
2017	12.255	13.934	41
2018	13.934	12.446	40
2019	12.446	15.677	18
2020	15.677	18.726	17
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares
2014	10.074	10.240	14
2015	10.240	9.781	17
2016	9.781	10.875	17
2017	10.875	11.932	16
2018	11.932	11.117	4
2019	11.117	12.756	4
2020	12.756	14.004	4
Invesco V.I. Comstock Fund - Series I Shares
2014	N/A	N/A	N/A
2015	10.238	9.921	8
2016	9.921	11.590	11
2017	11.590	13.605	9
2018	13.605	11.902	9
2019	11.902	14.854	9
Invesco V.I. Diversified Dividend Fund - Series I Shares
2014	10.031	10.634	2
2015	10.634	10.811	3
2016	10.811	12.363	3
2017	12.363	13.369	3
2018	13.369	12.308	3
2019	12.308	15.335	3
2020	15.335	15.295	3

	Account Value Death Benefit
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares
2014	N/A	N/A	N/A
2015	10.642	10.567	1*
2016	10.567	12.024	2
2017	12.024	14.201	5
2018	14.201	13.031	2
2019	13.031	16.716	3
2020	16.716	18.771	1*
Invesco V.I. Equity and Income Fund - Series I Shares
2014	N/A	N/A	N/A
2015	N/A	N/A	N/A
2016	11.341	11.793	2
2017	N/A	N/A	N/A
2018	N/A	N/A	N/A
2019	N/A	N/A	N/A
2020	N/A	N/A	N/A
Invesco V.I. International Growth Fund - Series I Shares
2014	9.423	9.703	20
2015	9.703	9.437	30
2016	9.437	9.357	22
2017	9.357	11.464	20
2018	11.464	9.708	20
2019	9.708	12.432	19
2020	12.432	14.115	19
Ivy VIP Asset Strategy Portfolio - Class II
2014	10.268	9.790	26
2015	9.790	8.937	15
2016	8.937	8.673	17
2017	8.673	10.217	11
2018	10.217	9.622	9
2019	9.622	11.671	8
2020	11.671	13.238	4
Ivy VIP Energy Portfolio - Class II
2014	10.877	8.148	5
2015	8.148	6.318	5
2016	6.318	8.467	9
2017	8.467	7.367	10
2018	7.367	4.833	10
2019	4.833	4.981	11
2020	4.981	3.134	5
Ivy VIP High Income Portfolio - Class II
2014	N/A	N/A	N/A
2015	10.110	9.117	6
2016	9.117	10.550	15
2017	10.550	11.210	16
2018	11.210	10.929	15
2019	10.929	12.104	15
2020	12.104	12.782	27
Ivy VIP Micro Cap Growth Portfolio - Class II(9)
2014	N/A	N/A	N/A
2015	N/A	N/A	N/A
2016	8.356	10.885	1*
2017	N/A	N/A	N/A
2018	N/A	N/A	N/A
2019	N/A	N/A	N/A

	Account Value Death Benefit
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Ivy VIP Mid Cap Growth Portfolio - Class II
2014	N/A	N/A	N/A
2015	11.198	10.070	3
2016	10.070	10.643	3
2017	10.643	13.452	3
2018	13.452	13.391	3
2019	13.391	18.397	3
2020	18.397	27.303	4
Ivy VIP Science and Technology Portfolio - Class II
2014	10.663	10.539	5
2015	10.539	10.195	8
2016	10.195	10.311	10
2017	10.311	13.567	12
2018	13.567	12.806	9
2019	12.806	19.066	9
2020	19.066	25.705	10
Ivy VIP Small Cap Growth Portfolio - Class II
2018	N/A	N/A	N/A
2019	N/A	N/A	N/A
2020	15.971	20.751	1*
JPMorgan Insurance Trust Core Bond Portfolio - Class 1
2017	N/A	N/A	N/A
2018	N/A	N/A	N/A
2019	N/A	N/A	N/A
2020	N/A	N/A	N/A
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1
2015	N/A	N/A	N/A
2016	N/A	N/A	N/A
2017	N/A	N/A	N/A
2018	N/A	N/A	N/A
2019	N/A	N/A	N/A
2020	N/A	N/A	N/A
JPMorgan Insurance Trust Income Builder Portfolio - Class 1
2015	N/A	N/A	N/A
2016	N/A	N/A	N/A
2017	N/A	N/A	N/A
2018	N/A	N/A	N/A
2019	N/A	N/A	N/A
2020	N/A	N/A	N/A
JPMorgan Insurance Trust Intrepid Mid Cap(1)
2014	10.474	11.124	5
2015	11.124	10.429	6
2016	10.429	11.637	13
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC
2014	10.101	10.049	56
2015	10.049	9.856	136
2016	9.856	11.007	135
2017	11.007	11.973	127
2018	11.973	11.446	100
2019	11.446	12.923	96
2020	12.923	13.811	82
Lord Abbett Series Fund Developing Growth Portfolio - Class VC
2014	10.499	11.027	13
2015	11.027	10.082	7
2016	10.082	9.780	8
2017	9.780	12.656	11
2018	12.656	13.221	8
2019	13.221	17.351	9
2020	17.351	29.828	9

	Account Value Death Benefit
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC
2014	10.032	9.977	37
2015	9.977	9.994	129
2016	9.994	10.300	127
2017	10.300	10.483	128
2018	10.483	10.561	111
2019	10.561	11.051	126
2020	11.051	11.351	104
LVIP American Balanced Allocation Fund - Standard Class
2014	10.296	10.248	40
2015	10.248	10.138	1*
2016	10.138	10.723	1*
2017	10.723	12.261	2
2018	12.261	11.716	1*
2019	11.716	13.686	1*
2020	13.686	15.912	1*
LVIP American Growth Allocation Fund - Standard Class
2014	N/A	N/A	N/A
2015	10.588	10.119	3
2016	10.119	10.729	22
2017	10.729	12.562	19
2018	12.562	11.886	19
2019	11.886	14.122	19
2020	14.122	16.532	19
LVIP American Preservation Fund - Standard Class
2014	N/A	N/A	N/A
2015	N/A	N/A	N/A
2016	N/A	N/A	N/A
2017	N/A	N/A	N/A
2018	10.195	10.348	7
2019	10.348	10.735	7
2020	10.735	11.342	40
LVIP AQR Enhanced Global Strategies(2)
2014	10.341	10.377	1*
2015	10.377	10.538	1*
2016	10.538	10.649	1*
LVIP Baron Growth Opportunities Fund - Standard Class
2014	10.227	10.756	42
2015	10.756	10.228	41
2016	10.228	10.781	54
2017	10.781	13.697	55
2018	13.697	13.138	35
2019	13.138	17.892	31
2020	17.892	23.953	30
LVIP BlackRock Advantage Allocation Fund - Standard Class
2017	N/A	N/A	N/A
2018	N/A	N/A	N/A
2019	N/A	N/A	N/A
2020	N/A	N/A	N/A
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class
2014	N/A	N/A	N/A
2015	N/A	N/A	N/A
2016	N/A	N/A	N/A
2017	N/A	N/A	N/A
2018	N/A	N/A	N/A
2019	N/A	N/A	N/A
2020	N/A	N/A	N/A
LVIP BlackRock Emerging Markets Managed Volatility(3)
2014	N/A	N/A	N/A
2015	N/A	N/A	N/A
2016	N/A	N/A	N/A

	Account Value Death Benefit
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP BlackRock Global Real Estate Fund - Standard Class
2014	9.904	10.476	28
2015	10.476	10.306	30
2016	10.306	10.387	31
2017	10.387	11.469	36
2018	11.469	10.471	34
2019	10.471	13.027	33
2020	13.027	12.689	34
LVIP BlackRock Inflation Protected Bond Fund - Standard Class
2014	N/A	N/A	N/A
2015	N/A	N/A	N/A
2016	9.635	9.945	6
2017	9.945	10.122	16
2018	10.122	10.109	10
2019	10.109	10.662	10
2020	10.662	11.179	10
LVIP BlackRock Multi-Asset Income Fund - Standard Class(7)
2014	9.899	9.891	21
2015	9.891	9.465	23
2016	9.465	10.088	25
2017	10.088	10.644	19
2018	10.644	10.584	5
2019	N/A	N/A	N/A
LVIP Delaware Bond Fund - Standard Class
2014	10.172	10.245	40
2015	10.245	10.243	127
2016	10.243	10.480	160
2017	10.480	10.895	164
2018	10.895	10.761	123
2019	10.761	11.705	118
2020	11.705	12.808	107
LVIP Delaware Diversified Floating Rate Fund - Standard Class
2014	N/A	N/A	N/A
2015	9.999	9.842	1*
2016	9.842	10.031	1*
2017	10.031	10.245	5
2018	10.245	10.231	1*
2019	10.231	10.659	1*
2020	10.659	10.761	1*
LVIP Delaware Social Awareness Fund - Standard Class
2014	N/A	N/A	N/A
2015	N/A	N/A	N/A
2016	11.305	11.623	1*
2017	N/A	N/A	N/A
2018	N/A	N/A	N/A
2019	N/A	N/A	N/A
2020	N/A	N/A	N/A
LVIP Delaware Wealth Builder Fund - Standard Class
2017	N/A	N/A	N/A
2018	N/A	N/A	N/A
2019	N/A	N/A	N/A
2020	N/A	N/A	N/A
LVIP Dimensional International Core Equity Fund - Standard Class
2015	9.750	9.057	12
2016	9.057	9.427	121
2017	9.427	11.959	128
2018	11.959	9.821	126
2019	9.821	11.820	84
2020	11.820	12.581	89

	Account Value Death Benefit
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class
2014	9.138	9.092	8
2015	9.092	8.696	8
2016	8.696	8.832	8
2017	8.832	11.098	8
2018	11.098	9.276	9
2019	9.276	10.792	9
2020	10.792	10.059	10
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
2015	9.430	9.588	7
2016	9.588	10.926	26
2017	10.926	13.154	26
2018	13.154	12.146	22
2019	12.146	15.740	4
2020	15.740	18.248	5
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class
2015	9.418	9.454	21
2016	9.454	10.994	78
2017	10.994	12.955	86
2018	12.955	11.659	87
2019	11.659	14.959	84
2020	14.959	17.186	98
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class
2014	9.689	10.400	16
2015	10.400	9.570	81
2016	9.570	10.593	46
2017	10.593	12.573	21
2018	12.573	11.548	21
2019	11.548	13.753	20
2020	13.753	15.794	22
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class
2014	10.189	10.173	17
2015	10.173	10.164	31
2016	10.164	10.337	165
2017	10.337	10.598	185
2018	10.598	10.540	300
2019	10.540	11.283	269
2020	11.283	11.877	340
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
2014	N/A	N/A	N/A
2015	N/A	N/A	N/A
2016	N/A	N/A	N/A
2017	N/A	N/A	N/A
2018	N/A	N/A	N/A
2019	N/A	N/A	N/A
2020	N/A	N/A	N/A
LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class
2014	N/A	N/A	N/A
2015	N/A	N/A	N/A
2016	N/A	N/A	N/A
2017	N/A	N/A	N/A
2018	N/A	N/A	N/A
2019	N/A	N/A	N/A
2020	N/A	N/A	N/A
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class
2018	N/A	N/A	N/A
2019	N/A	N/A	N/A
2020	N/A	N/A	N/A

	Account Value Death Benefit
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
2014	N/A	N/A	N/A
2015	N/A	N/A	N/A
2016	N/A	N/A	N/A
2017	10.254	11.656	5
2018	11.656	10.875	4
2019	10.875	12.549	2
2020	12.549	13.231	2
LVIP Global Income Fund - Standard Class
2014	N/A	N/A	N/A
2015	9.713	9.739	5
2016	9.739	9.750	64
2017	9.750	10.201	63
2018	10.201	10.353	15
2019	10.353	11.007	16
2020	11.007	11.706	16
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
2014	N/A	N/A	N/A
2015	N/A	N/A	N/A
2016	N/A	N/A	N/A
2017	N/A	N/A	N/A
2018	N/A	N/A	N/A
2019	N/A	N/A	N/A
2020	N/A	N/A	N/A
LVIP Goldman Sachs Income Builder Fund - Standard Class
2014	10.091	10.022	2
2015	10.022	9.597	2
2016	9.597	10.413	3
2017	10.413	11.194	3
2018	11.194	10.657	3
2019	N/A	N/A	N/A
LVIP JPMorgan High Yield Fund - Standard Class
2014	N/A	N/A	N/A
2015	10.049	9.456	4
2016	9.456	10.667	13
2017	10.667	11.344	8
2018	11.344	10.977	8
2019	10.977	12.352	3
2020	12.352	12.986	3
LVIP JPMorgan Retirement Income Fund - Standard Class
2017	N/A	N/A	N/A
2018	N/A	N/A	N/A
2019	N/A	N/A	N/A
2020	N/A	N/A	N/A
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
2014	N/A	N/A	N/A
2015	N/A	N/A	N/A
2016	N/A	N/A	N/A
2017	N/A	N/A	N/A
2018	N/A	N/A	N/A
2019	N/A	N/A	N/A
2020	N/A	N/A	N/A
LVIP Loomis Sayles Global Growth Fund - Standard Class
2018	N/A	N/A	N/A
2019	N/A	N/A	N/A
2020	12.199	15.906	1*

	Account Value Death Benefit
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP MFS International Growth Fund - Standard Class
2014	9.454	9.340	1*
2015	9.340	9.423	2
2016	9.423	9.541	3
2017	9.541	12.533	1*
2018	12.533	11.450	1*
2019	N/A	N/A	N/A
2020	N/A	N/A	N/A
LVIP MFS Value Fund - Standard Class
2014	10.658	10.759	1*
2015	10.759	10.658	1*
2016	10.658	12.108	4
2017	12.108	14.185	4
2018	14.185	12.716	3
2019	12.716	16.445	3
2020	16.445	16.978	3
LVIP Mondrian International Value Fund - Standard Class
2014	9.170	9.083	10
2015	9.083	8.704	10
2016	8.704	9.017	11
2017	9.017	10.898	10
2018	10.898	9.609	11
2019	9.609	11.317	11
2020	11.317	10.711	12
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class
2014	N/A	N/A	N/A
2015	N/A	N/A	N/A
2016	N/A	N/A	N/A
2017	N/A	N/A	N/A
2018	12.054	10.648	1*
2019	10.648	12.702	1*
2020	12.702	14.608	1*
LVIP PIMCO Low Duration Bond Fund - Standard Class
2014	10.061	9.991	2
2015	9.991	10.117	69
2016	10.117	10.341	87
2017	10.341	10.473	86
2018	10.473	10.552	64
2019	10.552	10.864	63
2020	10.864	11.263	56
LVIP SSGA Bond Index Fund - Standard Class
2014	10.240	10.261	12
2015	10.261	10.245	12
2016	10.245	10.437	30
2017	10.437	10.726	41
2018	10.726	10.649	36
2019	10.649	11.480	122
2020	11.480	12.291	164
LVIP SSGA Conservative Index Allocation Fund - Standard Class
2018	N/A	N/A	N/A
2019	N/A	N/A	N/A
2020	N/A	N/A	N/A
LVIP SSGA Conservative Structured Allocation Fund - Standard Class
2014	10.169	10.210	16
2015	10.210	9.980	56
2016	9.980	10.621	52
2017	10.621	11.604	48
2018	11.604	10.978	46
2019	10.978	12.426	44
2020	12.426	13.575	43

	Account Value Death Benefit
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSGA Developed International 150 Fund - Standard Class
2014	10.009	9.356	6
2015	9.356	8.918	7
2016	8.918	9.746	12
2017	9.746	11.996	13
2018	11.996	10.128	12
2019	10.128	11.643	12
2020	11.643	11.121	7
LVIP SSGA Emerging Markets 100 Fund - Standard Class
2014	10.689	9.812	1*
2015	9.812	8.107	6
2016	8.107	9.321	11
2017	9.321	11.496	12
2018	11.496	10.040	15
2019	10.040	10.761	15
2020	10.761	11.003	15
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class
2018	N/A	N/A	N/A
2019	N/A	N/A	N/A
2020	N/A	N/A	N/A
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
2014	N/A	N/A	N/A
2015	N/A	N/A	N/A
2016	N/A	N/A	N/A
2017	N/A	N/A	N/A
2018	N/A	N/A	N/A
2019	N/A	N/A	N/A
2020	N/A	N/A	N/A
LVIP SSGA International Index Fund - Standard Class
2014	9.287	9.139	10
2015	9.139	8.991	49
2016	8.991	9.045	47
2017	9.045	11.233	27
2018	11.233	9.655	25
2019	9.655	11.692	23
2020	11.692	12.559	19
LVIP SSGA International Managed Volatility Fund - Standard Class
2016	N/A	N/A	N/A
2017	N/A	N/A	N/A
2018	N/A	N/A	N/A
2019	N/A	N/A	N/A
2020	N/A	N/A	N/A
LVIP SSGA Large Cap 100 Fund - Standard Class
2014	10.860	11.077	6
2015	11.077	10.517	7
2016	10.517	12.731	24
2017	12.731	15.058	28
2018	15.058	13.332	28
2019	13.332	16.904	27
2020	16.904	17.338	26
LVIP SSGA Mid-Cap Index Fund - Standard Class
2017	11.191	12.708	3
2018	12.708	11.218	1*
2019	11.218	14.057	2
2020	14.057	15.847	2
LVIP SSGA Moderate Index Allocation Fund - Standard Class
2018	N/A	N/A	N/A
2019	N/A	N/A	N/A
2020	N/A	N/A	N/A

	Account Value Death Benefit
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSGA Moderate Structured Allocation Fund - Standard Class
2014	N/A	N/A	N/A
2015	10.206	9.895	17
2016	9.895	10.770	17
2017	10.770	12.137	13
2018	12.137	11.227	13
2019	11.227	13.035	13
2020	13.035	14.263	13
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class
2018	N/A	N/A	N/A
2019	N/A	N/A	N/A
2020	N/A	N/A	N/A
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class
2014	N/A	N/A	N/A
2015	N/A	N/A	N/A
2016	9.871	10.795	60
2017	10.795	12.353	60
2018	12.353	11.295	60
2019	11.295	13.211	60
2020	13.211	14.379	60
LVIP SSGA S&P 500 Index Fund - Standard Class
2014	11.116	10.959	15
2015	10.959	11.043	62
2016	11.043	12.292	121
2017	12.292	14.885	112
2018	14.885	14.137	115
2019	14.137	18.473	172
2020	18.473	21.717	165
LVIP SSGA Short-Term Bond Index Fund - Standard Class
2018	N/A	N/A	N/A
2019	10.303	10.573	11
2020	10.573	10.915	12
LVIP SSGA Small-Cap Index Fund - Standard Class
2014	9.851	10.685	12
2015	10.685	10.140	54
2016	10.140	12.188	42
2017	12.188	13.864	39
2018	13.864	12.239	31
2019	12.239	15.242	42
2020	15.242	18.096	41
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class
2014	9.711	10.402	15
2015	10.402	9.652	15
2016	9.652	12.506	19
2017	12.506	13.245	24
2018	13.245	11.416	25
2019	11.416	13.625	25
2020	13.625	14.383	27
LVIP T. Rowe Price Growth Stock Fund - Standard Class
2014	10.684	11.100	5
2015	11.100	12.241	9
2016	12.241	12.363	55
2017	12.363	16.462	57
2018	16.462	16.212	15
2019	16.212	21.163	16
2020	21.163	28.766	16

	Account Value Death Benefit
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
2014	N/A	N/A	N/A
2015	11.514	11.322	1*
2016	11.322	12.130	3
2017	12.130	15.071	1*
2018	15.071	14.550	1*
2019	14.550	19.912	1*
2020	19.912	26.119	1*
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class
2018	N/A	N/A	N/A
2019	N/A	N/A	N/A
2020	N/A	N/A	N/A
LVIP Vanguard Domestic Equity ETF Fund - Standard Class
2014	10.419	10.855	6
2015	10.855	10.779	6
2016	10.779	12.039	4
2017	12.039	14.409	5
2018	14.409	13.644	5
2019	13.644	17.706	5
2020	17.706	21.131	5
LVIP Vanguard International Equity ETF Fund - Standard Class
2014	10.361	9.341	1*
2015	9.341	9.029	6
2016	9.029	9.328	13
2017	9.328	11.920	6
2018	11.920	10.127	55
2019	10.127	12.325	56
2020	12.325	13.613	57
LVIP Wellington Capital Growth Fund - Standard Class
2014	N/A	N/A	N/A
2015	N/A	N/A	N/A
2016	N/A	N/A	N/A
2017	12.541	16.194	3
2018	16.194	16.348	2
2019	16.348	23.022	2
2020	23.022	32.797	2
LVIP Wellington Mid-Cap Value Fund - Standard Class
2014	N/A	N/A	N/A
2015	N/A	N/A	N/A
2016	8.906	11.367	22
2017	11.367	12.842	24
2018	12.842	10.932	23
2019	10.932	14.219	16
2020	14.219	14.413	17
LVIP Western Asset Core Bond Fund - Standard Class
2017	N/A	N/A	N/A
2018	N/A	N/A	N/A
2019	10.290	11.085	1*
2020	11.085	12.033	6
MFS® VIT Growth Series - Initial Class
2014	N/A	N/A	N/A
2015	N/A	N/A	N/A
2016	11.771	11.915	6
2017	11.915	15.591	2
2018	N/A	N/A	N/A
2019	N/A	N/A	N/A
2020	N/A	N/A	N/A

	Account Value Death Benefit
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
MFS® VIT II International Intrinsic Value Portfolio - Initial Class
2014	9.913	9.777	7
2015	9.777	10.386	15
2016	10.386	10.764	30
2017	10.764	13.631	26
2018	13.631	12.288	26
2019	12.288	15.414	10
2020	15.414	18.504	10
MFS® VIT Total Return Series - Initial Class
2016	N/A	N/A	N/A
2017	N/A	N/A	N/A
2018	N/A	N/A	N/A
2019	N/A	N/A	N/A
2020	N/A	N/A	N/A
MFS® VIT Utilities Series - Initial Class
2014	10.462	10.210	5
2015	10.210	8.693	5
2016	8.693	9.651	4
2017	9.651	11.039	4
2018	11.039	11.111	4
2019	11.111	13.842	4
2020	13.842	14.600	4
Morgan Stanley VIF Global Infrastructure Portfolio - Class I
2014	10.747	10.637	5
2015	10.637	9.137	5
2016	9.137	10.490	7
2017	10.490	11.803	5
2018	11.803	10.833	5
2019	10.833	13.843	5
2020	13.843	13.629	5
PIMCO VIT All Asset All Authority Portfolio - Institutional Class
2014	9.964	9.335	10
2015	9.335	8.166	22
2016	8.166	9.255	9
2017	9.255	10.252	10
2018	10.252	9.564	10
2019	9.564	10.197	7
2020	-	9.078	7
PIMCO VIT All Asset Portfolio - Institutional Class
2020	9.256	10.727	2
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class
2014	8.929	7.415	1*
2015	7.415	5.496	5
2016	5.496	6.307	5
2017	6.307	6.432	5
2018	6.432	5.507	4
2019	5.507	6.123	4
2020	6.123	6.190	5
PIMCO VIT Dynamic Bond Portfolio - Institutional Class
2014	N/A	N/A	N/A
2015	10.077	9.890	2
2016	9.890	10.332	3
2017	10.332	10.823	4
2018	10.823	10.906	4
2019	10.906	11.416	6
2020	11.416	11.935	6

Account Value Death Benefit
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

(Accumulation unit value in dollars and Number of accumulation units in thousands)
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class
2014	N/A	N/A	N/A
2015	10.058	9.386	1*
2016	9.386	10.612	2
2017	10.612	11.633	3
2018	11.633	11.053	4
2019	11.053	12.653	6
2020	12.653	13.468	3
Putnam VT Equity Income Fund - Class IA
2019	N/A	N/A	N/A
2020	N/A	N/A	N/A
Putnam VT George Putnam Balanced Fund - Class IA
2017	N/A	N/A	N/A
2018	N/A	N/A	N/A
2019	14.118	14.137	1*
2020	N/A	N/A	N/A
Putnam VT Global Health Care Fund - Class IA
2015	10.440	10.081	2
2016	10.081	8.922	2
2017	8.922	10.273	6
2018	10.273	10.202	4
2019	10.202	13.269	4
2020	13.269	15.393	5
Putnam VT Income Fund - Class IA
2015	N/A	N/A	N/A
2016	N/A	N/A	N/A
2017	N/A	N/A	N/A
2018	N/A	N/A	N/A
2019	10.727	11.586	1*
2020	N/A	N/A	N/A
Putnam VT Multi-Asset Absolute Return Fund - Class IA
2014	N/A	N/A	N/A
2015	10.236	10.215	1*
2016	N/A	N/A	N/A
2017	N/A	N/A	N/A
2018	N/A	N/A	N/A
2019	N/A	N/A	N/A
2020	N/A	N/A	N/A
QS Variable Conservative Growth - Class I
2017	N/A	N/A	N/A
2018	N/A	N/A	N/A
2019	N/A	N/A	N/A
2020	N/A	N/A	N/A
SEI VP Market Growth Strategy Fund - Class II
2014	N/A	N/A	N/A
2015	N/A	N/A	N/A
2016	N/A	N/A	N/A
2017	N/A	N/A	N/A
2018	N/A	N/A	N/A
2019	N/A	N/A	N/A
2020	N/A	N/A	N/A
SEI VP Market Plus Strategy Fund - Class II
2014	N/A	N/A	N/A
2015	N/A	N/A	N/A
2016	N/A	N/A	N/A
2017	N/A	N/A	N/A
2018	N/A	N/A	N/A
2019	N/A	N/A	N/A
2020	N/A	N/A	N/A

	Account Value Death Benefit
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Templeton Foreign VIP Fund - Class 1
2014	9.607	8.696	2
2015	8.696	8.115	2
2016	8.115	8.687	2
2017	8.687	10.125	3
2018	10.125	8.545	3
2019	8.545	9.604	3
2020	9.604	9.478	5
Templeton Global Bond VIP Fund - Class 1
2014	10.161	9.988	97
2015	9.988	9.540	146
2016	9.540	9.807	137
2017	9.807	9.978	149
2018	9.978	10.158	120
2019	10.158	10.346	116
2020	10.346	9.782	77
Transparent Value Directional Allocation VI(4)
2014	10.297	9.964	4
2015	9.964	9.670	3
2016	9.670	10.035	1*
VanEck VIP Global Hard Assets Fund - Initial Class Shares
2014	10.704	7.578	25
2015	7.578	5.023	45
2016	5.023	7.190	42
2017	7.190	7.040	38
2018	7.040	5.029	41
2019	5.029	5.604	38
2020	5.604	6.648	19
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares
2014	N/A	N/A	N/A
2015	10.004	9.643	1*
2016	9.643	10.525	1*
2017	10.525	11.217	35
2018	11.217	10.892	1*
2019	10.892	12.029	2
2020	12.029	12.793	2
Virtus Rampart Equity Trend Series - Class I Shares(8)
2014	10.294	9.893	14
2015	N/A	N/A	N/A
2016	N/A	N/A	N/A
2017	9.297	10.665	1*
2018	10.665	10.926	1*
*	The numbers of accumulation units less than 1000 were rounded up to one.
[1]	The JPMorgan Insurance Trust Intrepid Mid Cap Portfolio was liquidated on May 19, 2017.
[2]	The LVIP AQR Enhanced Global Strategies Fund was liquidated on January 10, 2017.
[3]	On December 9, 2016, this Subaccount was closed and the values were transferred to the LVIP SSGA International Managed Volatility Fund Subaccount.
[4]	The Transparent Value Directional Allocation VI Portfolio was liquidated on June 6, 2016.
[5]	The BlackRock iShares® Alternative Strategies V.I Fund was liquidated on August 31, 2018.
[6]	The Goldman Sachs VIT Strategic Income Fund was liquidated on April 27, 2018.
[7]	The LVIP BlackRock Multi-Asset Income Fund was liquidated on November 16, 2018.
[8]	The Virtus Rampart Equity Trend Series was liquidated on June 28, 2018.
[9]	Effective November 5, 2018, the Ivy VIP Micro Cap Growth Portfolio was reorganized into the Ivy VIP Small Cap Growth Portfolio.

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Lincoln Investor Advantage® RIA
Lincoln Life Variable Annuity Account N  (Registrant)
The Lincoln National Life Insurance Company  (Depositor)
Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln Investor Advantage® RIA prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2021. You may obtain a copy of the Lincoln Investor Advantage® RIA prospectus on request and without charge. Please write Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46802, or call 1-877-534-8255.

Item	Page
Special Terms	B-2
Services	B-2
Principal Underwriter	B-2
Purchase of Securities Being Offered	B-2
Annuity Payouts	B-2
Determination of Accumulation and Annuity Unit Value	B-3

This SAI is not a prospectus.
The date of this SAI is May 1, 2021.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.
Services
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of each of the subaccounts listed in the appendix to the opinion that comprise Lincoln Life Variable Annuity Account N, as of December 31, 2020, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the appendix to the opinion; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.
Keeper of Records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with State Street Bank and Trust Company, 801 Pennsylvania Ave, Kansas City, MO 64105, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of Lincoln Life, serves as principal underwriter (the “Principal Underwriter”) for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. Applications for the contracts are accepted at our Home Office. The Principal Underwriter also offers the contracts through registered representatives who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, “LFN”), our affiliates. LFD, acting as Principal Underwriter, paid $561,871,495, $532,013,638 and $447,244,121 to LFN and Selling Firms in 2018, 2019 and 2020 respectively, as sales compensation with respect to all the contracts offered under the VAA. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.
Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.
Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.
The offering of the contracts is continuous.
Annuity Payouts
Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
•	the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
•	the annuity tables contained in the contract;
•	the type of annuity option selected; and
•	the investment results of the fund(s) selected.
B-2

In order to determine the amount of variable Annuity Payouts, we make the following calculation:
•	first, we determine the dollar amount of the first payout;
•	second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
•	third, we calculate the value of the Annuity Units each period thereafter.
These steps are explained below.
The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 Table “a” Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.
Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.
We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.
At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner’s fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.
The value of each Subaccount’s Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
•	The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
•	A factor to neutralize the assumed investment return in the annuity table.
The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.
Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.
Since the portfolios of some of the funds and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those funds and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors — the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
B-3

Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Standard & Poor’s and Fitch. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see https://www.lfg.com/public/aboutus/investorrelations/financialinformation/ratings.
About the S&P 500 Index
The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds. S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Additional Services
Dollar Cost Averaging (DCA)—You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged
B-4

is $1,500 over any time period between six and 60 months. We may offer different time periods for new Purchase Payments and for transfers of Contract Value. State variations may exist. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA'd is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to discontinue or restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service (AWS)—AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for nonqualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Surrender Charge.
Portfolio Rebalancing — Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value (or Account Value under i4LIFE® Advantage), allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.
Please note that all of the services discussed in this section will stop once we become aware of a pending death claim.
Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of policyholders under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.
Financial Statements
The December 31, 2020 financial statements of the VAA and the December 31, 2020 consolidated financial statements of Lincoln Life are incorporated into this SAI by reference to the VAA’s most recent Form N-VPFS (“Form N-VPFS”) filed with the SEC.
B-5

Lincoln Life Variable Annuity Account N
PART C - OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a) List of Financial Statements
1. Part A
The Table of Condensed Financial Information is included in Part A of this Registration Statement.
2. Part B
The following financial statements for the Variable Account are included in Part B of this Registration Statement:
Statement of Assets and Liabilities - December 31, 2020
Statement of Operations - Year ended December 31, 2020
Statements of Changes in Net Assets - Years ended December 31, 2020 and 2019
Notes to Financial Statements - December 31, 2020
Report of Independent Registered Public Accounting Firm
3. Part B
The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration Statement:
Consolidated Balance Sheets - Years ended December 31, 2020 and 2019
Consolidated Statements of Comprehensive Income (Loss) - Years ended December 31, 2020, 2019 and 2018
Consolidated Statements of Stockholder’s Equity - Years ended December 31, 2020, 2019 and 2018
Consolidated Statements of Cash Flows - Years ended December 31, 2020, 2019 and 2018
Notes to Consolidated Financial Statements - December 31, 2020
Report of Independent Registered Public Accounting Firm
(b) List of Exhibits
(1) Resolutions of the Board of Directors of The Lincoln National Life Insurance Company establishing Separate Account N incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-40937) filed on November 25, 1997.
(2) Not Applicable
(3)(a) Form of Broker-Dealer Selling Agreement among The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York and Lincoln Financial Distributors, Inc. incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-222786) filed on January 30, 2018.
(b) Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.
(4)(a) Annuity Contract (30070-A 8/03) incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-138190) filed on October 25, 2006.
(b) Large Account Credit Rider (AR-568) incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-193274) filed on January 10, 2014.
(c) Annuity Payment Option Rider (32147) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 9, 2001.
(d) DCA Fixed Account Rider (32145) incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-135039) filed on June 15, 2006.
(e) Amendment for IRA Retirement Plan (AE-283) incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 333-40937) filed on April 12, 2016.
(f) Amendment for Roth IRA Retirement Plan (AE-284) incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 333-40937) filed on April 12, 2016.

(g) Variable Annuity Payment Option Rider (I4LA-NQ 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(h) Variable Annuity Payment Option Rider (I4LA-Q 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(i) Contract Amendment – Maturity Date (AR-554 10/14) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-181616) filed on April 8, 2015.
(j) Endorsement (AE-594) incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-212681) filed on December 3, 2019.
(5) Application (ANF06747-LIA) incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-193274) filed on May 16, 2014.
(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 25, 1996.
(b) By-laws of The Lincoln National Life Insurance Company incorporated herein by reference to Post- Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.
(7) Not Applicable
(8)(a) Fund Participation Agreements and Amendments between The Lincoln National Life Insurance Company and:
(i) AIM (Invesco) Variable Insurance Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(ii) AllianceBernstein Variable Products Series Fund incorporated herein by reference to Po st-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015 .
(iii) American Century Investment Services, Inc. incorporated herein by reference to Post-Effective Amendment No. 34 on Form N-6 (File No. 333-125790) filed on April 9, 2018.
(iv) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 333-146507) filed on April 3, 2017;
(iv-a) amendment no. 15 incorporated herein by reference to Post-Effective Amendment No. 27 on Form N-4 (File No. 333-181615) filed on April 3, 2020.
(v) BlackRock Variable Series Funds, Inc. and BlackRock Variable Series Funds II, Inc. incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011;
(v-a) amendments incorporated herein by reference to Post-Effective Amendment No. 36 on Form N-6 (File No. 333-125790) filed on April 12, 2019.
(vi) Columbia Funds Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-212682) filed on April 15, 2020.
(vii) Columbia Funds Variable Insurance Trust II incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-212682) filed on April 15, 2020.
(viii) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(ix) Deutsche DWS Variable Series II incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(x) Eaton Vance Variable Trust incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-193272) filed on May 16, 2014.
(xi) Fidelity Variable Insurance Products Fund incorporated herein by reference to Post-Effective Amendment No. 34 on Form N-6 (File No. 333-125790) filed on April 9, 2018.
(xii) First Trust Variable Insurance Trust and First Trust Portfolios, L.P. incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-193272) filed on April 13, 2016.
(xiii) Franklin Templeton Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(xiv) Goldman Sachs Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.

(xv) Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-193272) filed on May 16, 2014.
(xvi) Ivy Funds Variable Insurance Portfolios incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-193272) filed on May 16, 2014;
(xvi-a) amendment incorporated herein by reference to Post-Effective Amendment No. 32 on Form N-6 (File No. 333-125790) filed on April 3, 2017.
(xvii) JPMorgan Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 333-146507) filed on April 3, 2017.
(xviii) Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Investor Services, LLC, and Legg Mason Partners Fund Advisor, LLC Agreement incorporated herein by reference to Post-Effective Amendment No. 34 on Form N-6 (File No. 333-125790) filed on April 9, 2018;
(xviii-a) third amendment incorporated herein by reference to Post-Effective Amendment No. 13 filed on Form N-4 (File No. 333-212680) filed on February 11, 2021.
(xix) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 24 on Form N-6 (File No. 333-146507) filed on April 1, 2016.
(xx) Lord Abbett Series Fund incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-138190) filed on April 7, 2009.
(xxi) MFS Variable Insurance Trust, MFS Variable Insurance Trust II and III incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015;
(xxi-a) amendments incorporated herein by reference to Post-Effective Amendment No. 36 on Form N-6 (File No. 333-125790) filed on April 12, 2019.
(xxii) Oppenheimer Variable Account Funds incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(xxiii) PIMCO Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 34 on Form N-6 (File No. 333-125790) filed on April 9, 2018.
(xxiv) Putnam Variable Trust incorporated herein by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 333-146507) filed on April 3, 2017;
(xxiv-a) amendment no. 7 incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-236907) filed on March 5, 2020.
(xxiv-b) amendment no. 8 incorporated herein by reference to Post-Effective Amendment 13 on Form N-4 (File No. 333-212680) filed on February 11, 2021.
(xxv) Rydex Variable Trust and Guggenheim Funds Distributors, LLC incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-193272) filed on April 28, 2015.
(xxvi) SEI Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-193272) filed on April 28, 2015.
(xxvii) Universal Institutional Funds, Inc./Morgan Stanley incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(xxviii) Van Eck VIP Trust incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-193272) filed on April 28, 2015.
(xxix) Virtus Variable Insurance Trust and VP Distributors, LLC incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-193272) filed on April 28, 2015.
(b) Rule 22c-2 Agreements between The Lincoln National Life Insurance Company and:
(i) AIM Variable Insurance Funds incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(ii) American Century Investment Services, Inc. incorporated herein by reference to Post-Effective Amendment No. 29 (File No. 333-61554) filed on March 16, 2009.
(iii) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

(iv) BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-68842) filed on June 22, 2009.
(v) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 57 (File No. 333-36316) filed on March 30, 2012.
(vi) Fidelity Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(vii) Franklin Templeton Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(viii) Guggenheim Funds Distributors, LLC incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-193272) filed on May 16, 2014.
(ix) Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-193272) filed on May 16, 2014.
(x) Ivy Funds Variable Insurance Portfolios incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-193272) filed on May 16, 2014.
(xi) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(xii) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(xiii) Oppenheimer Variable Account Funds incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-138190) filed on April 7, 2009.
(xiv) Putnam Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(xv) Van Eck Securities Corporation incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-193272) filed on April 28, 2015.
(c) Accounting and Financial Administration Services Agreement dated January 1, 2019 among State Street Bank and Trust Company, The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York is incorporated herein by reference to Post-Effective Amendment No. 36 on Form N-6 (File No. 333-125790) filed on April 12, 2019.
(9) Opinion and Consent of Scott C. Durocher, Senior Counsel of The Lincoln National Life Insurance Company, as to the legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-193274) filed on May 16, 2014.
(10)(a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm filed herein.
(b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company filed herein.
(11) Not applicable
(12) Not applicable
(13) Lincoln National Corporation Organizational Chart incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 033-26032) filed on September 6, 2019
Item 25. Directors and Officers of the Depositor
The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln Life Variable Annuity Account N as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.

Name	Positions and Offices with Depositor
Craig T. Beazer*	Executive Vice President, General Counsel, and Director
Ellen G. Cooper*	Executive Vice President, Chief Investment Officer, and Director
Randal J. Freitag*	Executive Vice President, Chief Financial Officer, and Director
Christopher A. Giovanni*	Senior Vice President and Treasurer
Dennis R. Glass*	President and Director
Stephen B. Harris*	Senior Vice President and Chief Ethics and Compliance Officer
Christine Janofsky*	Senior Vice President and Controller
Keith J. Ryan**	Vice President and Director
Nancy A. Smith*	Senior Vice President and Secretary
Joseph D. Spada***	Vice President and Chief Compliance Officer for Separate Accounts
*Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
**Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802
***Principal business address is 350 Church Street, Hartford, Connecticut 06096
Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant
See Exhibit 13 above: Lincoln National Corporation Organizational Chart.
Item 27. Number of Contractowners
As of March 31, 2021 there were 427,083 contract owners under Account N.
Item 28. Indemnification
a) Brief description of indemnification provisions.
In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life or Company) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.
Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.
b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29. Principal Underwriter
(a) Lincoln Financial Distributors, Inc. (“LFD”) currently serves as Principal Underwriter for: Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life &

Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JL-A; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Variable Insurance Products Trust; Lincoln Advisors Trust.
(b) Officers and Directors of Lincoln Financial Distributors, Inc.:
Name	Positions and Offices with Underwriter
John C. Kennedy*	President and Chief Executive Officer
Andrew J. Bucklee*	Senior Vice President and Director
William A. Nash**	Senior Vice President and Director
Christopher A. Giovanni*	Senior Vice President and Treasurer
John C. Kennedy*	Senior Vice President, Head of Retirement Solutions Distribution, and Director
MacGregor B. Maitland*	Vice President and Chief Compliance Officer
Thomas P. O'Neill*	Senior Vice President and Chief Operating Officer
Christopher P. Potochar*	Senior Vice President and Director, Head of Finance and Strategy
Claire H. Hanna*	Secretary
*Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
**Principal Business address is 3108 Rhett Butler Place, Charlotte, NC 28270
(c) N/A
Item 30. Location of Accounts and Records
All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105.
Item 31. Management Services
Not Applicable.
Item 32. Undertakings
(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.
(b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.
(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.
(d) The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.

SIGNATURES

(a)         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the each Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of these registration statements and has caused these Post-Effective Amendments to the registration statements to be signed on its behalf, in the City of Fort Wayne, and the State of Indiana on this 13th day of April, 2021 at 9:00 am.

Lincoln National Variable Annuity Account E

Lincoln National Variable Annuity Account H

Lincoln Life Variable Annuity Account N

(Registrants)

By:	/s/ Delson R. Campbell
Delson R. Campbell
Vice President, The Lincoln National Life Insurance Company

Signed on its behalf, in the City of Hartford, and the State of Connecticut on this 13th day of April, 2021 at 9:00 am.

The Lincoln National Life Insurance Company

(Depositor)

By:	/s/ Michelle L. Grindle
Michelle L. Grindle
(Signature-Officer of Depositor)
Vice President, The Lincoln National Life Insurance Company

Lincoln National Variable Annuity Account E (File No. 811-04882; CIK: 0000804223)

033-26032 (Amendment No. 69)

Lincoln National Variable Annuity Account H (File No. 811-05721; CIK: 0000847552)

333-181615 (Amendment No. 32)	333-35780 (Amendment No. 53)	333-170695 (Amendment No. 42)
333-233762 (Amendment No. 3)	333-233764 (Amendment No. 5)	333-63505 (Amendment No. 77)
333-212681 (Amendment No. 14)	333-175888 (Amendment No. 21)	333-61592 (Amendment No. 684)
333-35784 (Amendment No. 66)	033-27783 (Amendment No. 68)	333-135219 (Amendment No. 48)
333-18419 (Amendment No. 71)

Lincoln Life Variable Annuity Account N (File No. 811-08517; CIK: 0001048606)

333-186894 (Amendment No. 32)	333-40937 (Amendment No. 81)	333-135039 (Amendment No. 48)
333-181612 (Amendment No. 30)	333-212680 (Amendment No. 15)	333-212682 (Amendment No. 8)
333-193272 (Amendment No. 21)	333-193273 (Amendment No. 15)	333-193274 (Amendment No. 12)
333-170529 (Amendment No. 33)	333-149434 (Amendment No. 33)	333-174367 (Amendment No. 27)
333-170897 (Amendment No. 32)	333-214235 (Amendment No. 11)	333-172328 (Amendment No. 36)
333-214143 (Amendment No. 16)	333-138190 (Amendment No. 59)	333-61554 (Amendment No. 81)
333-36316 (Amendment No. 87)	333-214144 (Amendment No. 9)	333-36304 (Amendment No. 77)

(b)         As required by the Securities Act of 1933, these Amendments to the registration statements have been signed by the following persons in their capacities indicated on April 13, 2021 at 9:00 am.

Signature	Title

*/s/ Dennis R. Glass	President, Director, and Chairman
Dennis R. Glass	(Principal Executive Officer)

/s/	Executive Vice President and Director
Craig T. Beazer

*/s/ Ellen Cooper	Executive Vice President, Chief Investment Officer, and Director
Ellen Cooper

* /s/ Randal J. Freitag	Executive Vice President, Chief Financial Officer, and Director
Randal J. Freitag	(Principal Financial Officer)

* /s/ Christine A. Janofsky	Senior Vice President, Chief Accounting Officer, and Controller
Christine A. Janofsky

* /s/ Keith J. Ryan	Vice President and Director
Keith J. Ryan

* By /s/ Delson R. Campbell, Pursuant to a Power of Attorney
Delson R. Campbell